                                                           CONFORMED COPY



                                $91,350,000


                           AMENDED AND RESTATED
               LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT



                       Dated as of February 28, 1995



                                   among



                    NATIONAL MEDICAL ENTERPRISES, INC.,
                             as Account Party,



          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                           THE BANK OF NEW YORK
                         BANKERS TRUST COMPANY and
                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                 as Banks,


                                    and


                           THE BANK OF NEW YORK
                              as Issuing Bank

                             TABLE OF CONTENTS

                                                                    PAGE

ARTICLE I.      DEFINITIONS

         SECTION 1.01.     Definitions................................  3
         SECTION 1.02.     Certain Usages.............................  9
         SECTION 1.03.     Interpretation............................. 10


ARTICLE II.     LETTER OF CREDIT FACILITY; PAYMENT

         SECTION 2.01.     The Letters of Credit...................... 10


ARTICLE III.     FEES; PAYMENTS; COMPUTATIONS

         SECTION 3.01.     Fees....................................... 17


ARTICLE IV.     REPRESENTATIONS AND WARRANTIES

         SECTION 4.01.     Corporate Power; Authorization; Enforceable
                           Obligations................................ 19
         SECTION 4.02.     Incorporation By Reference................. 20


ARTICLE V.      CONDITIONS PRECEDENT

         SECTION 5.01.     Conditions to Amendment and Restatement.... 20
         SECTION 5.02.     Conditions to Extensions of Letters of
                           Credit..................................... 23


ARTICLE VI.     COVENANTS

         SECTION 6.01.     Incorporation By Reference................. 24
         SECTION 6.02.     Use of Proceeds, Ineligible Securities..... 25


ARTICLE VII.    EVENTS OF DEFAULT

         SECTION 7.01.     Events of Default.......................... 25

                                                                     PAGE
ARTICLE VIII.              THE ISSUING BANK

         SECTION 8.01.     Appointment and Authorization.............. 27
         SECTION 8.02.     Issuing Bank and Affiliates................ 28
         SECTION 8.03.     Action by Issuing Bank..................... 28
         SECTION 8.04.     Consultation with Experts.................. 28
         SECTION 8.05.     Liability of Issuing Bank.................. 28
         SECTION 8.06.     Indemnification............................ 29
         SECTION 8.07.     Credit Decision............................ 29
         SECTION 8.08.     Issuing Bank's Fee......................... 29


ARTICLE IX.     THE COLLATERAL AGENT

         SECTION 9.01.     Appointment and Authorization.............. 30
         SECTION 9.02.     Collateral Agent and Affiliates............ 30
         SECTION 9.03.     Action by Collateral Agent................. 30
         SECTION 9.04.     Consultation with Experts.................. 30
         SECTION 9.05.     Liability of Collateral Agent.............. 30
     ................................................................. 31
         SECTION 9.06.     Successor Collateral Agent................. 31


ARTICLE X.      CHANGE IN CIRCUMSTANCES

         SECTION 10.01.    Illegality................................. 31
         SECTION 10.02.    Taxes...................................... 32
         SECTION 10.03.    Capital Adequacy........................... 34
         SECTION 10.04.    Issuing Bank as Bank....................... 35


ARTICLE XI.     MISCELLANEOUS

         SECTION 11.01.    Notices.................................... 35
         SECTION 11.02.    No Waivers................................. 35
         SECTION 11.03.    Expenses; Indemnification.................. 36
         SECTION 11.04.    Sharing of Set-Offs........................ 36
         SECTION 11.05.    Amendments and Waivers..................... 37
         SECTION 11.06.    Successors and Assigns..................... 38
         SECTION 11.07.    Collateral................................. 40
         SECTION 11.08.    Governing Law; Submission to Jurisdiction.. 40
         SECTION 11.09.    Counterparts; Integration.................. 40
         SECTION 11.10.    WAIVER OF JURY TRIAL....................... 41

EXHIBIT A - FORM OF SERIES A LETTER OF CREDIT
EXHIBIT B - FORM OF SERIES B LETTER OF CREDIT
EXHIBIT C - AMENDMENT OF SERIES A LETTER OF CREDIT
EXHIBIT D - AMENDMENT OF SERIES B LETTER OF CREDIT
EXHIBIT E - SECURITIES PLEDGE AND SECURITY AGREEMENT
EXHIBIT F - OFFICER'S CERTIFICATE AS TO CONTINUED ACCURACY OF
              REPRESENTATIONS AND NO DEFAULT
EXHIBIT G - OPINION OF SPECIAL COUNSEL TO THE COMPANY
EXHIBIT H - OPINION OF INTERNAL COUNSEL TO THE COMPANY
EXHIBIT I - OPINION OF SPECIAL CAYMAN ISLANDS COUNSEL TO
              NME INTERNATIONAL (CAYMAN) LIMITED

                           AMENDED AND RESTATED
               LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT


        AGREEMENT dated as of February 28, 1995 among NATIONAL MEDICAL ENTERPRISES, INC., as account party (the "COMPANY"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK, BANKERS TRUST COMPANY and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Banks, and THE BANK OF NEW YORK, as the Issuing Bank.

                               BACKGROUND

        On December 21, 1989, the Company, by and through its wholly owned subsidiary NME Hospitals, Inc. ("HOSPITALS"), requested Metrocrest Hospital Authority ("MHA") to refinance certain existing bonds of MHA, dated as of August 1, 1982 (the "PRIOR BONDS"), issued pursuant to that certain Indenture of Mortgage and Deed of Trust, dated as of August 1, 1982, providing for the issuance of up to $68,000,000 in Prior Bonds, to finance the cost of the premium paid to redeem the Prior Bonds, and to finance a portion of the cost of acquiring, constructing, improving, maintaining and equipping certain hospital facilities known as the RHD Memorial Medical Center and the Trinity Medical Center owned by MHA and constructing a parking garage and medical office building at the RHD Memorial Medical Center (the "PROJECT").

        MHA elected to accomplish such financing and refinancing of the Prior Bonds and financing of the Project through the issuance of the Bonds pursuant to the terms of that certain Indenture of Mortgage and Deed of Trust, dated as of December 1, 1989, as amended and restated pursuant to the Amended and Restated Indenture of Mortgage and Deed of Trust, dated as of November 1, 1994 (as the same may be further amended, modified or supplemented from time to time, the "INDENTURE"). Hospitals and MHA entered into that certain Fourth Amendment and Restatement of Lease Agreement, dated as of December 21, 1989, as amended and restated pursuant to the Fifth Amendment and Restatement of Lease Agreement, dated as of November 1, 1994 (as the same may be further amended, modified or supplemented from time to time, the "LEASE AGREEMENT"), providing for the lease by Hospitals of the RHD Memorial Medical Center and the Trinity Medical Center, as described in the Lease Agreement. The interest of Hospitals in and to the Lease Agreement has been assigned by Hospitals to NME Hospitals Dallas, Inc. (a Delaware corporation wholly owned by Hospitals (the "LESSEE")). The obligations of the Lessee under the Lease Agreement were unconditionally guaranteed by the Company and Hospitals pursuant to the terms of that certain Second Amendment and Restatement of Lease Guaranty, dated as of December 21, 1989, as amended and restated pursuant to the Third Amendment and Restatement of Lease Guaranty, dated as of November 1, 1994 (as the same may be further amended, and the Guaranty of Lease Obligations of even date therewith as each may be modified or supplemented from time to time, collectively the "LEASE GUARANTY") executed by the Company and Hospitals. In connection with the foregoing, the Company and The Sanwa Bank Limited, acting through its Dallas agency ("Sanwa"), entered into that certain Letter of Credit and Reimbursement Agreement, dated as of December 21, 1989 wherein Sanwa agreed to issue, upon the terms and conditions set forth therein, its direct pay letters of credit (the "SANWA LETTERS OF CREDIT") to provide for the payment of the Bonds.

        MHA and Texas Commerce Bank National Association (as trustee under the Indenture, the "TRUSTEE") have entered into the amendment and restatement of the Indenture referred to above. Contemporaneously therewith, the Company requested, and MHA consented to, the substitution of the Sanwa Letters of Credit with the Letters of Credit (as hereinafter defined), which were issued by the Issuing Bank under the $91,350,000 Letter of Credit and Reimbursement Agreement dated as of November 1, 1994 among the Company as Account Party, the Banks and the Issuing Bank (as amended prior to the Closing Date (as hereinafter defined), the "ORIGINAL AGREEMENT") and the Company and Hospitals entered into the Third Amendment and Restatement of Lease Guaranty to guarantee payment of the "Lease Obligations" as defined therein.

        Prior to the Closing Date, the Company will enter into a $2,300,000,000 Credit Agreement dated as of February 28, 1995 among the Company, the lenders party thereto, Morgan Guaranty Trust Company of New York, Bank of America National Trust and Savings Association, The Bank of New York and Bankers Trust Company, as Arranging Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Morgan Credit Agreement"). The Company has requested that the Original Agreement be amended and restated in its entirety as provided herein and that the Letters of Credit be amended to refer to this Agreement as so amended and restated, and the Issuing Bank and the other Banks are willing to do so, on the terms and conditions set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:


ARTICLE I.    DEFINITIONS

  SECTION 1.01.  DEFINITIONS.

        The following terms, as used herein, have the following meanings:

        "ACCURATE AND COMPLETE" means, when referring to any representation and warranty, that such representation and warranty is true in all material respects and that the Company, or MHA, as the case may be, has not failed to disclose to the Banks in writing any fact which if not disclosed to the Banks would make the facts actually stated materially misleading.

        "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Issuing Bank and submitted to the Issuing Bank, with a copy to the Company, duly completed by such Bank.

        "AFFILIATE" means, as to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person, whether through the ownership of voting securities, by contract or otherwise.

        "AGREEMENT" means the Original Agreement as originally executed, as amended and restated as set forth herein and as the same may be further amended, restated, supplemented or otherwise modified from time to time.

        "ALTERNATE BASE RATE" means, on any date, a rate of interest per annum equal to the higher of (i) the BNY Rate in effect on such date or (ii) 1/2 of 1% plus the Federal Funds Rate in effect on such date.

        "APPLICABLE CREDIT OFFICE" means, with respect to any Bank, its office located at its address set forth in its Administrative Questionnaire or such other office as such Bank may hereafter designate as its Applicable Credit Office by notice to the Company and the Issuing Bank.

        "ASSIGNEE" has the meaning set forth in Section 11.06(c).

        "BANK" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 11.06(c), and their respective successors.

        "BNY RATE" means a rate of interest per annum equal to the rate of interest publicly announced from time to time in New York City by the Issuing Bank as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

        "BOND DOCUMENT" has the meaning set forth in Section 7.01(g) hereof.

        "BONDS" mean the Series A Bonds and the Series B Bonds (as hereinafter described) authenticated and delivered under the Indenture and the Remarketing Agreement and any additional bonds authenticated and issued under the Indenture after the date hereof. The "SERIES A BONDS" shall mean the Bonds in the aggregate principal amount on the date hereof of $68,600,000, maturing on August 1, 2007, the proceeds of which were used to redeem the Prior Bonds, to finance the cost of the premium paid to redeem the Prior Bonds, and, to the extent of any remaining Series A Bond proceeds, to pay the costs and expenses associated with the issuance of the Bonds. The "SERIES B BONDS" shall mean the Bonds in the maximum aggregate principal amount on the date hereof of $22,750,000, maturing on August 1, 2008, the proceeds of which were used to finance a portion of the Project and to pay any remaining costs and expenses associated with the issuance of the Bonds that were not paid out of the Series A Bond proceeds.

        "BUSINESS DAY" means any day other than (1) a Saturday or a Sunday or
(2) a legal holiday or the equivalent on which banking institutions generally are authorized or required to close in New York, New York or in the city in which is located (a) the principal corporate trust office of the Trustee, the Tender Agent or the Remarketing Agent or (b) the office of the Issuing Bank or of its agent at which drafts or claims for payment under the Letters of Credit are to be presented, or (3) a day on which the New York Stock Exchange is closed.

        "CLOSING DATE" means the date this Agreement is amended and restated in accordance with Section 5.01.

        "COLLATERAL AGENT" means Morgan Guaranty Trust Company of New York, in its capacity as Collateral Agent under the Security Agreement, and its successors in such capacity.

        "COMMITMENT" means, with respect to each Bank, the amount set forth opposite the name of such Bank on Schedule I hereto as its Commitment, as such Commitment may be reduced from time to time.

        "COMPANY" means National Medical Enterprises, Inc., a Nevada corporation, and its successors.

        "DEFAULT" means any of the events specified in Article VII, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

        "EVENT OF DEFAULT" means any of the events specified in Article VII, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

        "EXTENDED AMOUNT" has the meaning set forth in Section 2.01(c) hereof.

        "EXTENSION DATE" has the meaning set forth in Section 2.01(l) hereof.

        "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to The Bank of New York on such day on such transactions as determined by the Issuing Bank.

        "INDEMNITEE" has the meaning set forth in Section 11.03(b).

        "INDENTURE" has the meaning set forth in the Background section hereof.

        "INELIGIBLE SECURITIES" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

        "ISSUING BANK" means The Bank of New York in its capacity as issuer of the Letters of Credit and as agent for the Banks, and its successors in such capacity.

        "L/C BANK ACCOUNT" means GL Account 111115, Funds Transfer Area,
Attention: Standby Letter of Credit Department, Trefik A. Antonio, Ref: L/C Nos. S00013638, S00013639, at The Bank of New York, ABA No. 021000018.

        "L/C PAYMENT" means any payment by the Issuing Bank under any of the Letters of Credit.

        "LEASE AGREEMENT" has the meaning set forth in the Background section hereof.

        "LEASE GUARANTY" has the meaning set forth in the Background section hereof.

        "LESSEE" has the meaning set forth in the Background section hereof.

        "LETTER OF CREDIT FEE" means the LC Fee Rate (as defined in the Morgan Credit Agreement).

        "LETTER OF CREDIT FRONTING FEE" means 25 basis points per annum.

        "LETTERS OF CREDIT" means (i) prior to the closing on the Closing
Date, those two certain irrevocable direct pay letters of credit originally issued by the Issuing Bank in favor of the Trustee for the account of the Company under the Original Agreement, in the form of Exhibits A and B, respectively, and (ii) after the closing on the Closing Date, said two letters of credit as amended on the Closing Date by amendments substantially in the form of Exhibit C and Exhibit D, respectively. Said letters of credit, as originally issued and as amended from time to time, are herein referred to as the "Series A L/C" and "Series B L/C", respectively.

        "MARGIN STOCK" has the meaning assigned to the term

"margin stock" in subsection 221.2(h) of Regulation U of the Board of Governors of the Federal Reserve System, as the same may be amended, supplemented or modified from time to time.

        "MORGAN CREDIT AGREEMENT" has the meaning set forth in the Background section hereof.

        "OBLIGATIONS" mean any and all of the debts, obligations and liabilities of the Company provided for or arising under this Agreement (including, without limitation the Reimbursement Obligations and the obligation to pay interest thereon), whether now existing or hereafter arising, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased, extinguished and later increased, created or incurred.

        "ORIGINAL AGREEMENT" has the meaning set forth in the Background section hereof.

        "PARENT" means, with respect to any Bank, any Person controlling such Bank.

        "PARTICIPANT" has the meaning set forth in Section 11.06(b).

        "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity or a government or any agency or political subdivision thereof.

        "PRINCIPAL DRAWING" means a drawing (other than a Tender Drawing) under either Letter of Credit in respect of the payment of the principal of the Bonds.

        "PRIOR BONDS" has the meaning set forth in the Background section hereof.

        "PROJECT" has the meaning set forth in the Background section hereof.

        "PURCHASE DATE" has the meaning set forth in the Indenture.

        "REIMBURSEMENT OBLIGATION" means any obligation of the Company to reimburse the Issuing Bank for a drawing under a Letter of Credit or any portion of any such obligation to which a Bank has become subrogated pursuant to Section

2.01(e).

        "REMARKETING AGENT" means the Remarketing Agent named as such under the Indenture, until a substitute Remarketing Agent becomes such pursuant to and in accordance with the terms of the Indenture, and thereafter "REMARKETING AGENT" shall mean such successor or any further successor thereto.

        "REMARKETING AGREEMENT" means the Remarketing Agreement dated as of November 1, 1994, among the Remarketing Agent and the Company, as the same may be amended, modified or supplemented from time to time.

        "REQUIRED BANKS" means at any time (i) Banks having at least 51% of the aggregate amount of the Commitments or (ii) if the Commitments shall have been terminated, Banks holding unpaid Reimbursement Obligations that comprise at least 51% of the aggregate unpaid principal amount of all the Reimbursement Obligations outstanding at such time.

        "SECTION 20 SUBSIDIARY" means a subsidiary of the bank holding company controlling any Bank, which subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

        "SECURED PARTIES" has the meaning set forth in the Security Agreement.

        "SECURED OBLIGATIONS" has the meaning set forth in the Security
Agreement.

        "SECURITIES PLEDGE AND SECURITY AGREEMENT" means the Securities Pledge and Security Agreement dated as of November 1, 1994, among the Company, the Trustee and the Issuing Bank, as originally executed in the form of Exhibit E and as the same may be amended, restated, modified or supplemented from time to time.

        "SECURITY AGREEMENT" means a Security Agreement among the Company, N.M.E. International (Cayman) Limited and the Collateral Agent, substantially in the form of Exhibit B to the Morgan Credit Agreement, as such agreement may be amended from time to time in accordance with the terms thereof.

        "SERIES A L/C" has the meaning set forth in the definition of "Letters of Credit".

        "SERIES B L/C" has the meaning set forth in the definition of "Letters of Credit".

        "SUBSIDIARY" means any corporation of which more than 50% of the outstanding shares of stock of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

        "TEMPORARY CASH INVESTMENTS" means any investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Ratings Group and at least P-1 by Moody's Investors Service, Inc. or (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $1,000,000,000, PROVIDED in each case that such investment matures within 30 days from the date of acquisition thereof by the Issuing Bank.

        "TENDER DRAWING" means a drawing under either Letter of Credit in respect of the payment of the purchase price of Bonds purchased by the Tender Agent (as defined in the Indenture) for the account of the Company pursuant to the Indenture.

        "TERMINATION DATE" means the date which is five Business Days prior to the "Final Maturity Date" under and as defined in the Morgan Credit Agreement.

        "TRUSTEE" has the meaning set forth in the Background section hereof.

        "UNITES STATES" means the United States of America, including the states thereof and the District of Columbia, but excluding its territories and possessions.

  SECTION 1.02.      CERTAIN USAGES.

        The words "HEREOF", "HEREIN", and "HEREUNDER" and words of similar import, when used in this Agreement shall refer to this Agreement as a whole, including all Exhibits and Schedules hereto and not to any particular provision of this Agreement.

  SECTION 1.03.      INTERPRETATION.

        All references in this Agreement to any other agreement or instrument shall mean such other agreement or instrument as the same may be amended, restated, extended, supplemented or otherwise modified from time to time.


ARTICLE II.        LETTER OF CREDIT FACILITY; PAYMENT

  SECTION 2.01.      THE LETTERS OF CREDIT.

  (a)   LETTERS OF CREDIT ISSUED.

        Prior to the date hereof, pursuant to the Original Agreement, the Issuing Bank issued the Letters of Credit in favor of the Trustee for the benefit of the holders of the Bonds and for the account of the Company, to provide a source of funds for the payment of the principal or the purchase price of the Bonds. On the Closing Date, the Letters of Credit shall be amended by
amendments in the forms of Exhibits C and D hereto, respectively.   The Series A
L/C was issued in the original face amount of $68,600,000 (Sixty Eight Million Six Hundred Thousand Dollars) as such amount may be decreased pursuant to
Section IV of the Series A L/C, and, except in connection with reinstatement as hereinafter provided, will not be increased. The Series B L/C was issued in the original face amount of $22,750,000 (Twenty Two Million Seven Hundred Fifty Thousand Dollars), as such amount may be decreased pursuant to Section D of the Series B L/C, and, except in connection with reinstatement as hereinafter provided, will not be increased. All amounts disbursed by the Issuing Bank pursuant to draws under the Letters of Credit shall be from the Issuing Bank's own funds.

  (b)   REIMBURSEMENT OF L/C PAYMENTS; INTEREST ON PAST DUE AMOUNTS.

        Except as provided in Section 2.01(c) hereof, the Company agrees that following each L/C Payment it will immediately reimburse the Issuing Bank for the full amount of such L/C Payment, such reimbursement to be made on the date such L/C Payment is made. The Company agrees that it will pay to the Issuing Bank on demand interest on the amount of any L/C Payment which is not paid when due from and including the date such L/C Payment is due to but excluding the date of payment thereof at a rate per annum equal to the lesser of (a) the Alternate Base Rate plus 2%, and (b) the highest lawful rate in effect from time to time under applicable law. The obligation of the Company to reimburse the Issuing Bank for any L/C Payment, and to pay interest thereon, is and shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which the Company may have against the Trustee, the holder of any Bond, the Banks or any other Person.

  (c)   DEFERRAL OF PAYMENTS.

        If any Bond is purchased with the proceeds of a Tender Drawing and such Bond is not remarketed on the same day such Tender Drawing is made, the Company will reimburse the Issuing Bank the amount of such Tender Drawing (the
"EXTENDED AMOUNT") on or before 2:00 p.m., New York City time, on the earlier to occur of (i) the day such Bond is remarketed and (ii) the earlier of (a) the thirtieth (30th) day following the day such Tender Drawing is made or (b) the Termination Date, in either case notwithstanding the provisions of Section 2.01(b) hereof, but subject to the provisions of Article VII hereof. The Extended Amount will bear interest from the date of such Tender Drawing at a per annum rate equal to, subject to Section 2.01(b), the Alternate Base Rate, such interest to be payable monthly in arrears on the last Business Day of each calendar month.

  (d)   REMARKETING OF BONDS.

        Subject to the terms hereof, the Issuing Bank hereby consents to the remarketing of the Bonds and, provided that no Default or Event of Default shall have occurred and be continuing, the periodic repurchase and remarketing thereof pursuant to the terms of the Indenture and the Remarketing Agreement.

  (e)   PAYMENTS BY BANKS WITH RESPECT TO LETTERS OF CREDIT.

        (i) Each Bank shall make available an amount equal to its ratable share of any drawing under a Letter of Credit, which is not repaid to the Issuing Bank by the Company as required by this Agreement in Federal or other funds immediately available in New York City, to the Issuing Bank by 3:00 p.m (New York City time) on the Business Day following the required date for payment of such drawing by the Company, together with interest on such drawing to but excluding the day such payment is due from such Bank at the Federal Funds Rate for such day, at the Issuing Bank's address specified in or pursuant to Section 11.01; PROVIDED each Bank's obligation shall be reduced by its pro rata share of any reimbursement theretofore paid by the Company in respect of such drawing pursuant to Section 2.01(b) or (c). The Issuing Bank shall notify each Bank of the amount of such Bank's obligation in respect of any drawing under a Letter of Credit not later than 1:00 p.m. (New York City time) on the day such payment by such Bank is due. Upon payment in full thereof, each Bank shall be subrogated to the rights of the Issuing Bank against the Company to the extent of such Bank's pro rata share of the related Reimbursement Obligation (including interest accrued thereon).

        (ii)  If any Bank fails to pay any amount required pursuant to subclause
(i) of this clause (a) on the date on which such payment is due, interest shall accrue on such Bank's obligation to make such payment, for each day from and including the date such payment becomes due to but excluding the date such Bank makes such payment, whether before or after judgment, at a rate per annum equal to (A) in the case of each day from and including the day such payment is due through and including the first succeeding Business Day (and any intervening days), the Federal Funds Rate for each such day as determined by the Issuing Bank and (B) for each day thereafter, the sum of 2% plus the Base Rate for such day. Any payment made by any Bank after 3:00 p.m., New York City time, on any Business Day shall be deemed for purposes of the preceding sentence to have been made on the next succeeding Business Day.

        (iii) If the Company shall reimburse the Issuing Bank for any drawing under a Letter of Credit after any Bank shall have made funds available to the Issuing Bank with respect to such drawing in accordance with subclause (i) of this clause (e), the Issuing Bank shall promptly upon receipt of such reimbursement distribute to such Bank its pro rata share thereof, including interest, to the extent received by the Issuing Bank.

        (iv) The obligations of each Bank under this Section 2.01(e) shall be absolute and unconditional under any and all circumstances, irrespective of any set-off, counterclaim, or defense to payment which such Bank may have or have had against the Issuing Bank, the beneficiary of any Letter of Credit, the Company or any other Person and irrespective of any Default or Event of Default.

        (f) PAYMENT UPON ACCELERATION. If the Issuing Bank directs the Company pursuant to Section 7.02(a) to make the payment required by this clause (f), the Company shall pay to the Issuing Bank for application to drawings under any then outstanding Letters of Credit an amount equal to the aggregate amount which is then, or may thereafter (under any contingency) become, available for drawing under such Letters of Credit. The Issuing Bank shall invest any amount paid to it pursuant to the first sentence of this clause
(f) in Temporary Cash Investments. Any amount paid by the Company to the Issuing Bank pursuant to the first sentence of this clause (f) with respect to a Letter of Credit and not applied to a drawing thereunder (together with interest or other income, to the extent received by the Issuing Bank on the related Temporary Cash Investments) shall, as promptly as practicable after such Letter of Credit expires or is fully drawn and all related Obligations (together with all interest accrued thereon, whether or not allowed or allowable as a claim in a proceeding referred to in clause (g) or (h) of Section 7.01) are paid, be applied by the Issuing Bank to pay any other amounts then due and payable by the Company hereunder. When all such amounts shall have been paid in full, the Issuing Bank shall repay the remaining balance, if any, to the Company.

        (g) INCREASED COST AND REDUCED RETURN. If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank or the Issuing Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall impose, modify or deem applicable any tax, reserve, special deposit or similar requirement against or with respect to or measured by reference to letters of credit or participations therein, and the result of any of the foregoing is to increase the cost to such Bank or the Issuing Bank of issuing or maintaining any Letter of Credit or any participation therein, or to reduce any amount receivable by any Bank or the Issuing Bank under this Section
2.01 in respect of any Letter of Credit or any participation therein (which increase in cost, or reduction in amount receivable, shall be the result of such Bank's or the Issuing Bank's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, within 15 days after demand by such Bank or the Issuing Bank, the Company agrees to pay to such Bank or the Issuing Bank, from time to time as specified by such Bank or the Issuing Bank, such additional amounts as shall be sufficient to compensate such Bank or the Issuing Bank for such increased cost or reduction. A certificate of such Bank or the Issuing Bank submitted to the Company pursuant to this Section 2.01(g) and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error.

        (h)   EXCULPATORY PROVISIONS.  The Company's obligations under this
Section 2.01 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Company may have or have had against the Issuing Bank, any Bank, the beneficiary of any Letter of Credit or any other Person. The Company assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. The Company agrees that the Issuing Bank and the Banks and their respective officers, directors, employees and agents shall not be responsible for, and the obligations of each Bank to make payments (other than obligations of such Bank resulting solely from the gross negligence or willful misconduct of the Issuing Bank), and of the Company to reimburse the Issuing Bank for drawings, pursuant to this Section shall not be excused or affected by, among other things, (i) the use which may be made of any Letter of Credit or any acts or omissions of either beneficiary or any transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents presented under any Letter of Credit or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by the Issuing Bank against presentation of documents to the Issuing Bank which do not comply with the terms of any Letter of Credit or (iv) any dispute between or among the Company, any of its Subsidiaries, the beneficiary of any Letter of Credit or any other Person or any claims or defenses whatsoever of the Company, any of its Subsidiaries or any other Person against the beneficiary of any Letter of Credit. The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Company agrees that any action taken or omitted by the Issuing Bank or any Bank under or in connection with any Letter of Credit and the related drafts and documents, if done without willful misconduct or gross negligence, shall be binding upon the Company and shall not place the Issuing Bank or any Bank under any liability to the Company.

        (i) RELIANCE, ETC. To the extent not inconsistent with Section 2.01(h), the Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon advice and statements of legal counsel, independent accountants and other experts selected by the Issuing Bank and upon any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary unless the beneficiary and the Company shall have notified the Issuing Bank that such documents do not comply with the terms and conditions of such Letter of Credit. The Issuing Bank shall be fully justified in refusing to take any action requested of it under this Section 2.01 in respect of any Letter of Credit unless it shall first have received such advice or concurrence of the Required Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take, or omitting or continuing to omit, any such action. Notwithstanding any other provision of this Section 2.01, the Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Section 2.01 in respect of any Letter of Credit in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of participations in such Letter of Credit.

        (j) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Bank and the Issuing Bank (the "LC INDEMNITEES") from and against any and all claims and damages, losses, liabilities, costs or expenses (including, without limitation, the reasonable fees and disbursements of counsel) which any such LC Indemnitee may reasonably incur (or which may be claimed against any such LC Indemnitee by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or proposed use of any Letter of Credit, including any claims, damages, losses, liabilities, costs or expenses which the Issuing Bank may incur by reason of or in connection with the failure of any Bank to fulfill or comply with its obligations to the Issuing Bank hereunder (but nothing herein contained shall affect any rights the Company may have against any defaulting Bank); PROVIDED that the Company shall not be required to indemnify any LC Indemnitee for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by
(i) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (ii) the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.01(j) is intended to limit the obligations of the Company under any other provision of this Section 2.01.

        (k) INDEMNIFICATION BY THE BANKS. Each Bank shall, ratably in accordance with its Commitment, indemnify the Issuing Bank, its affiliates and their respective directors, officers, agents and employees (to the extent not promptly reimbursed by the Company) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitee's gross negligence or willful misconduct or the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit) that any such indemnitee may suffer or incur in connection with this Section 2.01 or any action taken or omitted by such indemnitee under this Section 2.01.

        (l) EXTENSIONS OF LETTERS OF CREDIT. Subject to satisfaction of the conditions set forth in Section 5.02, the Issuing Bank shall extend the expiry date of the Letters of Credit for a period of one year from the then current expiry date; PROVIDED that, the Issuing Bank shall have no obligation to extend the expiry date of either Letter of Credit to a date after the Termination Date, regardless of whether the conditions set forth in Section 5.02 have been satisfied. Each date on which the expiry date of either Letter of Credit is extended is herein referred to as an "Extension Date".

ARTICLE III.        FEES; PAYMENTS; COMPUTATIONS

  SECTION 3.01.    FEES.

        The Company agrees to pay to the Issuing Bank:

        (a) LETTER OF CREDIT FEE. For the account of the Banks, the Letter of Credit Fee multiplied by the average daily outstanding face amount of the Series A L/C and the Series B L/C during the period from and including January 1, 1995 to and including the Termination Date, payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Termination Date.

        (b) LETTER OF CREDIT FRONTING FEE. For the account of the Issuing Bank, the Letter of Credit Fronting Fee multiplied by the sum of the face amounts of the Series A L/C and the Series B L/C for the period from April 6, 1995 through and including December 5, 1995, payable quarterly in arrears on the last Business Day of each June, September and December during such period.

        (c) DRAWING FEE. For the account of the Issuing Bank, a drawing fee of $250 on each L/C Payment, payable at the time of each such L/C Payment.

        (d) EXTENSION FEE. For the account of the Issuing Bank, an extension fee of $500 per Letter of Credit, payable on each Extension Date (other than the first Extension Date).

        (e) AMENDMENT FEE. For the account of the Issuing Bank, an amendment fee of $500 per Letter of Credit, payable on the date of effectiveness of each amendment to such Letter of Credit (other than the amendment to be entered into on the Closing Date).

  Section 3.02.    MANNER OF PAYMENTS.

        (a) Each payment by the Company of a Reimbursement Obligation under this Agreement shall be made by transferring the amount thereof in immediately available Dollars to the Trustee for credit (i) to the Purchase Reimbursement Fund (as such term is defined in the Indenture), in the case of reimbursement of the amount of any Tender Drawing, or (ii) to the Credit Reimbursement Fund (as such term is defined in the Indenture), in the case of reimbursement of the amount of any Principal Drawing. All other payments payable by the Company hereunder shall be paid to the Issuing Bank. All payments payable by the Company hereunder shall be made not later than 2:00 p.m. (New York City time) on the date on which such payment shall become due, in each case without set-off or counterclaim and shall be free and clear of, and without deduction for, any taxes, duties, levies, imposts or other charges of a similar nature. Time is of the essence of this Agreement. If any payment due hereunder shall be paid on the date when due, but following the time of day required above, the Company shall pay to the Issuing Bank, on demand, as an additional fee hereunder, an amount equal to the Federal Funds Rate for such day plus 1%, multiplied by the amount of such payment, divided by 360.

        (b) The Issuing Bank shall have the right to determine the order in which amounts paid by the Company are applied to the amounts then due and payable hereunder, regardless of any application designated by the Company. The Company agrees to pay any interest or other amounts due under this Agreement to the Issuing Bank at the L/C Bank Account or such other account as may be designated by the Issuing Bank.

  Section 3.03.    EXTENSION OF PAYMENTS.

        If any payment under this Agreement shall become due on a day which is not a Business Day, the due date thereof shall be extended to the next following day which is a Business Day, and such extension shall be taken into account in computing the amount of any interest or fees then due and payable hereunder.

  Section 3.04.    COMPUTING OF INTEREST AND FEES.

        All interest and fees payable under this Agreement shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

  Section 3.05.    GENERAL PROVISIONS AS TO PAYMENTS.

        (a) The Issuing Bank will promptly distribute to each Bank its ratable share of each payment received by the Issuing Bank for the account of the Banks. Whenever any payment shall be due on a day which is not a Business Day, the date for payment thereof, except as otherwise expressly provided herein, shall be extended to the next succeeding Business Day. If the date for any payment is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

        (b) Unless the Issuing Bank shall have received notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full, the Issuing Bank may assume that the Company has made such payment in full to the Issuing Bank on such date and the Issuing Bank may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Company shall not have so made such payment, each Bank shall repay to the Issuing Bank forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank to but excluding the date such Bank repays such amount to the Issuing Bank, at a rate per annum equal to
(A) in the case of each day from and including the day such payment is due through and including the first succeeding Business Day (and any intervening days), the Federal Funds Rate for each such day as determined by the Issuing Bank and (B) for each day thereafter, the sum of 2% plus the Alternate Base Rate for such day. Any payment made by any Bank after 3:00 p.m., New York City time, on any Business Day shall be deemed for purposes of the preceding sentence to have been made on the next succeeding Business Day.


ARTICLE IV.        REPRESENTATIONS AND WARRANTIES

        In order to induce the Banks and the Issuing Bank to enter into this Agreement and to extend the credit herein provided for, the Company hereby represents and warrants to each Bank and the Issuing Bank that:

  SECTION 4.01.    CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

        (a) The Company has the corporate power, authority and legal right to make, deliver and perform this Agreement, the Security Agreement and the Securities Pledge and Security Agreement, to cause the Letters of Credit to be issued under the Original Agreement and incur the related Reimbursement Obligations and to enter into any amendments to the Letters of Credit and any extensions of the expiry thereof, and has taken all necessary corporate action to authorize the issuance of the Letters of Credit, the incurrence of the related Reimbursement Obligations and the execution, delivery and performance of this Agreement, the Security Agreement and the Securities Pledge and Security Agreement.

        (b) No consent of any other Person (including without limitation stockholders and creditors of the Company), and no authorization of, notice to, or other act by or in respect of the Company by any governmental authority, agency or instrumentality is required in connection with the issuance, amendment or extension of the Letters of Credit or the execution, delivery, performance, validity or enforceability of this Agreement, the Security Agreement and the Securities Pledge and Security Agreement.

        (c) Each of this Agreement, the Security Agreement and the Securities Pledge and Security Agreement has been duly executed and delivered on behalf of the Company and constitutes a legal, valid and binding agreement or obligation of the Company enforceable against the Company in accordance with its terms.

  SECTION 4.02.    INCORPORATION BY REFERENCE.

        Each of the representations made by the Company in Sections 4.04 through
4.17 of the Morgan Credit Agreement is true and correct. Defined terms used in Sections 4.04 through 4.17 of the Morgan Credit Agreement have the meanings assigned to such terms in the Morgan Credit Agreement, except that, for purposes of this Agreement, the term "Financing Documents" shall include this Agreement, the Lease Guaranty and the Letters of Credit.


ARTICLE V.    CONDITIONS PRECEDENT

  SECTION 5.01.    CONDITIONS TO AMENDMENT AND RESTATEMENT.

        The Original Agreement shall not be amended and restated as provided herein until the date (the "CLOSING DATE") on which all of the following conditions have been satisfied (or waived, in accordance with Section 11.05):

        (a) The Issuing Bank shall have received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Issuing Bank shall have received, in form satisfactory to it, telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

        (b) The Issuing Bank shall have received a copy of the Security Agreement and the Securities Pledge and Security

Agreement, in each case signed by all parties thereto.

        (c) The Issuing Bank shall have received a copy of the Morgan Credit Agreement in the form signed by all parties thereto.

        (d) The Issuing Bank shall have received, with an original counterpart for each Bank, a certificate dated the Closing Date, substantially in the form of Exhibit F, executed by an Executive Vice President, a Senior Vice President or the Treasurer of the Company.

        (e) The Issuing Bank shall have received, with an original counterpart for each Bank, a certificate executed by a duly authorized officer of the Company and dated the Closing Date certifying that no material adverse change has occurred in the financial condition, results of operations or business of the Combined Companies (as such term is defined in the Morgan Credit Agreement), taken as a whole, since November 30, 1994.

        (f) The Issuing Bank shall have received, with an original counterpart for each Bank, an opinion of special counsel for the Company, dated the Closing Date and addressed to the Issuing Bank and the Banks, substantially in the form of Exhibit G and covering such other matters incident to the transactions contemplated by this Agreement as the Issuing Bank or any Bank shall reasonably request.

        (g) The Issuing Bank shall have received, with an original counterpart for each Bank, an opinion of internal counsel for the Company, dated the Closing Date and addressed to the Issuing Bank and the Banks, substantially in the form of Exhibit H and covering such other matters incident to the transactions contemplated by this Agreement as the Issuing Bank or any Bank shall reasonably request.

        (h) The Issuing Bank shall have received, with an original counterpart for each Bank, an opinion from special Cayman Islands counsel to N.M.E. International (Cayman) Limited, dated the Closing Date and addressed to the Issuing Bank and the Banks, substantially in the form of Exhibit I and covering such other matters incident to the transactions contemplated by this Agreement as the Issuing Bank or any Bank shall reasonably request.

        (i) The Issuing Bank shall have received, with an original counterpart for each Bank, a certificate of the Sec-retary of the Company, dated the Closing Date, as to the articles of incorporation and bylaws of the Company, no amendments thereto, the adoption by the board of directors of the Company of the resolutions with respect to the transactions contemplated hereby and the incumbency and signature of each officer of the Company authorized to sign this Agreement, the Security Agreement and the Securities Pledge and Security Agreement and each certificate or other document to be delivered pursuant to this Agreement, together with evidence of the incumbency of such Secretary.

        (j) The Issuing Bank shall have received, with a copy for each Bank, a copy (in form and substance satisfactory to the Issuing Bank) of the resolutions of the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and the Security Agreement and the incurrence of the obligations hereunder and thereunder, certified to be in full force and effect without modification by the Secretary of the Company on the Closing Date.

        (k) The Issuing Bank shall have received, with an original counterpart for each Bank, a true copy of any consent or approval of any Person which may be required in connection with the transactions contemplated by this Agreement, including, without limitation, any consent required under the Overdraft Facility Agreement and the Advance Account Agreement (as such terms are defined in the Morgan Credit Agreement).

        (l) The Company shall have paid all expenses payable by the Company on or before the Closing Date pursuant to Section 11.03 of this Agreement.

        (m) The Issuing Bank shall have received a written acknowledgment of the Lessee and the Company to the effect that (i) each such party consents to the execution, delivery and performance of this Agreement and all documents, instruments and agreements relating hereto or delivered herewith, (ii) the Lease Agreement is and, immediately after the execution and delivery hereof shall be, in full force and effect, enforceable against the Lessee in accordance with its terms, (iii) all consents necessary to the enforceability of this Agreement and exercise of the rights of the Issuing Bank and the Banks hereunder in connection with the Lease Agreement have been obtained, (iv) the obligations of the Lessee under the Lease Agreement are absolute and not subject to defenses, offsets or counterclaims except as, and only to the extent, provided for in the Lease Agreement, and (v) on and after the date hereof all references to the "Reimbursement Agreement" in the Lease Agreement shall be to this Agreement as the same may from time to time be amended, restated, supplemented, extended or otherwise modified.

        (n) The Closing Date (as defined in the Morgan Credit Agreement) shall have occurred.

        (o) The Issuing Bank shall have received an amendment to the Series A L/C, substantially in the form of Exhibit C and an amendment to the Series B L/C, substantially in the form of Exhibit D, in each case signed by the parties thereto.

        (p) The Issuing Bank shall have received a notice from the Company requesting an extension of the current expiry date of the Letters of Credit.

        (q) The Issuing Bank shall have received all documents the Issuing Bank may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Agreement, the Security Agreement and the Securities Pledge and Security Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Issuing Bank.

        On the Closing Date the Original Agreement will be automatically amended and restated in its entirety to read as set forth herein. On and after the Closing Date the rights and obligations of the parties hereto shall be governed by this Agreement; PROVIDED that the rights and obligations of the parties hereto with respect to the period prior to the Closing Date shall continue to be governed by the provisions of the Original Agreement. The Issuing Bank shall promptly notify the Company and the Banks of the amendment and restatement of this Agreement, and such notice shall be conclusive and binding on all parties hereto.

  SECTION 5.02.    CONDITIONS TO EXTENSIONS OF LETTERS OF CREDIT.

        The obligation of the Issuing Bank to extend the Letters of Credit on any Extension Date and of the Banks to participate in the Letters of Credit thereafter is subject to the satisfaction of the following conditions:

        (a) the fact that the Issuing Bank shall have received a notice from the Company requesting such extension not more than 90 or less than 30 days prior to the then current expiry date of the Letters of Credit;

        (b) the fact that the representations and warranties made by the Company in this Agreement, the Security Agreement and the Securities Pledge and Security Agreement or which are contained in any certificate, document or financial or other statement furnished at any time hereunder or in connection herewith, will be true and correct on and as of the date of extension of the Letters of Credit as if made on and as of such date (except that representations and warranties made with respect to specified dates or periods will be true and correct as of such specified dates or for such specified periods, as the case may be); and

        (c) the fact that no Default or Event of Default will have occurred and be continuing on the date of extension of such Letters of Credit before or after giving effect thereto.

Each extension of the Letters of Credit hereunder shall constitute a representation and warranty by the Company hereunder as of the date of such extension that the conditions in clauses (a), (b) and (c) of this Section have been satisfied.


ARTICLE VI.        COVENANTS

  SECTION 6.01.    INCORPORATION BY REFERENCE.

        The Company agrees that, so long as any Commitment remains in effect, any amount remains available for drawing under any Letter of Credit or any amount is owing to any Bank or the Issuing Bank hereunder, the Company shall observe and perform each of its covenants and undertakings set forth in Article V of the Morgan Credit Agreement and such covenants and undertakings are hereby incorporated herein by reference. Defined terms used in Article V of the Morgan Credit Agreement have the meanings assigned such terms in the Morgan Credit Agreement; PROVIDED that for purposes of this Section 6.01 (i) the term "Lenders" shall mean the Banks, (ii) the term "Financing Documents" shall include this Agreement, the Lease Guaranty and the Letters of Credit, (iii) the term "Required Lenders" shall mean the Required Banks, (iv) the term "Default" shall mean a Default as such term is defined herein, and (v) the term "Administrative Agent" shall mean the Issuing Bank.

  SECTION 6.02.    USE OF PROCEEDS, INELIGIBLE SECURITIES.

        The Company shall not, directly or indirectly, use any portion of the proceeds of the Loans (i) knowingly to purchase Ineligible Securities from a
Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Company or any Affiliate of the Company.


ARTICLE VII.       EVENTS OF DEFAULT

  SECTION 7.01.  EVENTS OF DEFAULT.

        Upon the occurrence of any of the following Events of Default:

        (a) The Company shall fail to pay when due any Reimbursement Obligation, or shall fail to pay any interest on any Reimbursement Obligation, any fee payable hereunder or any other amount payable hereunder within three Business Days after such interest, fee or other amount becomes due; or

        (b) Any representation or warranty made or deemed made by the Company in this Agreement, the Security Agreement and the Securities Pledge and Security Agreement or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

        (c) The Company shall default in the observance or performance of any agreement or covenant contained in Article VI hereof, Section 4(b) or 5 of the Security Agreement or Section 8 of the Securities Pledge and Security Agreement; or

        (d) The Company shall default in the observance or performance of any other agreement or covenant contained in this Agreement, the Security Agreement or the Securities Pledge and Security Agreement, and such default shall not have been remedied within 30 days; or

        (e) An Event of Default under and as defined in the Morgan Credit Agreement shall have occurred and be continuing; or

        (f) Any representation or warranty made or deemed made by the Company in this Agreement, the Remarketing Agreement, the Lease Guaranty, the Indenture or any certificate, financial statement or other document delivered pursuant hereto or thereto shall not be Accurate and Complete on any date as of which made or deemed made; or

        (g) Any "Default" or "Event of Default" (as such terms are defined in the Bond Documents) shall occur and be continuing under the Bonds, the Indenture, the Lease Agreement, or the Lease Guaranty, or any material breach shall occur and be continuing under the Remarketing Agreement or any other document or instrument executed in connection herewith or therewith (collectively, the "BOND DOCUMENTS" and individually, a "BOND DOCUMENT");
  or any party to any Bond Document shall default in the payment when due of any principal, interest, rental or other amount due thereunder beyond the period of grace, if any, provided in the applicable Bond Document; or default in the observance or performance by any party thereto of any other agreement, term or condition contained in any Bond Document, if such event is continuing and the effect of such event is to cause, or to permit any other party thereto, or any holder of debt or obligations evidenced or secured by such Bond Document (or a trustee on its behalf) to cause, the principal, interest, rental or other amounts due under such Bond Document to become due prior to its stated maturity or date of payment; or

        (h)   The Lease Agreement, the Lease Guaranty, or the Indenture shall
  (i) be amended, modified, or otherwise changed, or any default or event of default thereunder shall be waived, without the prior written consent of the Required Banks, or (ii) shall terminate, either by its terms or by the act of any party thereto.

  Section 7.02.    DEFAULT REMEDIES.

        (a) MANDATORY PAYMENT. If an Event of Default has occurred and is continuing, upon request of the Required Banks, the Issuing Bank shall direct the Company to make the payment to the Issuing Bank provided for in
Section 2.01(f) hereof.

        (b) REFUSE TO REINSTATE. If, prior to 9:00 a.m., New York City time, on any Purchase Date for any Bond, an Event of Default or Default has occurred and is continuing, the Issuing Bank may give notice to the Trustee that, as a consequence of such Event of Default or Default, the Issuing Bank will not reinstate the Series A L/C or the Series B L/C in the amount of any draw or draws made thereunder on such Purchase Date, and the Issuing Bank may instruct the Remarketing Agent by notice, a copy of which shall be promptly delivered to the Company, to cease remarketing and selling Bonds from and after the date such notice is received by the Remarketing Agent and until the Issuing Bank shall have rescinded such instruction in writing. The Issuing Bank agrees that if, after giving notice to the Trustee that it will not reinstate either Letter of Credit in the amount of a draw or draws hereunder, or after giving instruction pursuant hereto to cease remarketing the Bonds as the result of the occurrence of an Event of Default or Default, such Event of Default or Default is no longer in existence and no other Event of Default or Default shall have occurred and be continuing, the Issuing Bank shall cause each Letter of Credit to be reinstated in the amount of any such draws, and will give the Trustee and the Remarketing Agent notice thereof and shall rescind its instructions to cease remarketing the Bonds.

        (c) REMEDIES IN GENERAL. The foregoing rights and remedies are in addition to all other rights and remedies which the Issuing Bank or the Banks may have as a matter of law or otherwise.


ARTICLE VIII.      THE ISSUING BANK

  SECTION 8.01.    APPOINTMENT AND AUTHORIZATION.

        Each Bank irrevocably appoints and authorizes the Issuing Bank (i) to take such action as agent on its behalf and to exercise such powers under this Agreement, the Security Agreement and the Securities Pledge and Security Agreement as are delegated to the Issuing Bank by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto, (ii) to execute and deliver the Securities Pledge and Security Agreement and (iii) to issue the Letters of Credit, and to enter into any amendments thereto or extensions thereof in accordance with the terms set forth in this Agreement.

  SECTION 8.02.    ISSUING BANK AND AFFILIATES.

        The Bank of New York shall have the same rights and powers under this Agreement, the Security Agreement and the Securities Pledge and Security Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Issuing Bank, and The Bank of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or Affiliate of the Company as if it were not the Issuing Bank hereunder.

  SECTION 8.03.    ACTION BY ISSUING BANK.

        The obligations of the Issuing Bank under this Agreement and the Securities Pledge and Security Agreement are only those expressly set forth herein and therein. Without limiting the generality of the foregoing, the Issuing Bank shall not be required to take any action with respect to any Default, except as expressly provided in Section 7.02.

  SECTION 8.04.    CONSULTATION WITH EXPERTS.

        The Issuing Bank may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

  SECTION 8.05.    LIABILITY OF ISSUING BANK.

        Neither the Issuing Bank nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Issuing Bank nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify
(i) any statement, warranty or representation made in connection with this Agreement; (ii) the performance or observance of any of the covenants or agreements of the Company; (iii) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Issuing Bank; or (iv) the validity, effectiveness or genuineness of this Agreement, the Security Agreement, the Securities Pledge and Security Agreement, or any other instrument or writing furnished in connection herewith. The Issuing Bank shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

  SECTION 8.06.    INDEMNIFICATION.

        Each Bank shall, ratably in accordance with its Commitment, indemnify the Issuing Bank, its affiliates and their respective directors, officers, agents and employees (to the extent not promptly reimbursed by the Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement, the Security Agreement or the Securities Pledge and Security Agreement or any action taken or omitted by such indemnitees hereunder or thereunder.

  SECTION 8.07.    CREDIT DECISION.

        Each Bank acknowledges that it has, independently and without reliance upon the Issuing Bank or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Issuing Bank or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

  SECTION 8.08.    ISSUING BANK'S FEE.

        The Company shall pay to the Issuing Bank for its own account fees in the amounts and at the times previously agreed upon between the Company and the Issuing Bank.

ARTICLE IX.        THE COLLATERAL AGENT

  SECTION 9.01.    APPOINTMENT AND AUTHORIZATION.

        Each Bank irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Security Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

  SECTION 9.02.    COLLATERAL AGENT AND AFFILIATES.

        Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement, the Security Agreement and the Securities Pledge and Security Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Collateral Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or Affiliate of the Company as if it were not the Collateral Agent under the Security Agreement.

  SECTION 9.03.    ACTION BY COLLATERAL AGENT.

        The obligations of the Collateral Agent under the Security Agreement are only those expressly set forth therein. Without limiting the generality of the foregoing, the Collateral Agent shall not be required to take any action with respect to any Default, except as expressly provided in Section 14(a) of the Security Agreement.

  SECTION 9.04.    CONSULTATION WITH EXPERTS.

        The Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

  SECTION 9.05.    LIABILITY OF COLLATERAL AGENT.

        Neither the Collateral Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Security Agreement (i) with the consent or at the request of the Required Lenders or the Required Secured Parties (as such terms are defined in the Security Agreement) or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Collateral Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any Letter of Credit issued hereunder; (ii) the performance or observance of any of the covenants or agreements of the Company; (iii) the satisfaction of any condition specified in
Article V; or (iv) the validity, effectiveness or genuineness of this Agreement, the Securities Pledge and Security Agreement, the Security Agreement or any other instrument or writing furnished in connection herewith. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

  SECTION 9.06.    SUCCESSOR COLLATERAL AGENT.

        The Collateral Agent may resign, and a successor Collateral Agent may be appointed at any time as provided in Section 14 of the Security Agreement.
After any retiring Collateral Agent's resignation under the Security Agreement as Collateral Agent, the provisions of this Article shall inure to the benefit of the Collateral Agent as to any actions taken or omitted to be taken by it while it was Collateral Agent.


ARTICLE X.    CHANGE IN CIRCUMSTANCES

  SECTION 10.01.     ILLEGALITY.

        If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall in the reasonable opinion of counsel to the Issuing Bank, make it unlawful or impossible for the Issuing Bank to issue or maintain any portion of the Letters of Credit or to make L/C Payments, then the Issuing Bank may instruct the Company and the Remarketing Agent to cease remarketing the Bonds. If individual employees of the Issuing Bank with knowledge of this Section 10.01 become aware of pending legislation, or executive or administrative action, which such employees know will cause the issuance or maintenance of any portion of the Letters of Credit, or the making of L/C Payments, to become unlawful, the Issuing Bank will promptly notify the Company of such pending matter;
PROVIDED, however, the Issuing Bank will have no liability, and is hereby fully and completely released from any liability or damage, for failure to comply with this sentence.

  SECTION 10.02.     TAXES.

        (a) For purposes of this Section 10.02, the following terms have the following meanings:

        "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Company pursuant to this Agreement and all liabilities with respect thereto, EXCLUDING (i) in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Credit Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

        "OTHER TAXES" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or from the execution or delivery of, or otherwise with respect to, this Agreement.

        (b) Any and all payments by the Company to or for the account of any Bank or the Issuing Bank hereunder shall be made without deduction for any Taxes or Other Taxes; PROVIDED that, if the Company shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to ad-ditional sums payable under this Section 10.02) such Bank or the Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions,
(iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Company shall furnish to the Issuing Bank, at its address referred to in Section 11.01, the original or a certified copy of a receipt evidencing payment thereof.

        (c) The Company agrees to indemnify each Bank and the Issuing Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 11.02) paid by such Bank or the Issuing Bank (as the case may
be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Issuing Bank (as the case may be) makes demand therefor.

        (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date on which it becomes a Bank, and from time to time thereafter if requested in writing by the Company (but only so long as such Bank remains lawfully able to do so), shall provide the Company and the Issuing Bank with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts such Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

        (e) For any period with respect to which a Bank has failed to provide the Company and the Issuing Bank with the appropriate form pursuant to Section 10.02(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 10.02(b) or (c) with respect to Taxes imposed by the United States; PROVIDED that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Company shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

        (f) If the Company is required to pay additional amounts to or for the account of any Bank pursuant to this Section 10.02, then such Bank will change the jurisdiction of its Applicable Credit Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

  SECTION 10.03.     CAPITAL ADEQUACY.

        (a) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Issuing Bank), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

        (b) Each Bank will promptly notify the Company and the Issuing Bank of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Credit Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

  SECTION 10.04.     ISSUING BANK AS BANK.

        For all purposes of Article X, the term "Bank" shall include the Issuing Bank.


ARTICLE XI.        MISCELLANEOUS

  SECTION 11.01.     NOTICES.

        All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Company or the Issuing Bank, at its address, facsimile number or telex number set forth on the signature pages hereof, (y) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Issuing Bank and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; PROVIDED that notices to the Issuing Bank under Article II or Article VII shall not be effective until received.

  SECTION 11.02.     NO WAIVERS.

        No failure or delay by the Issuing Bank or any Bank in exercising any right, power or privilege hereunder or under the Securities Pledge and Security Agreement or any other document or agreement delivered in connection herewith or therewith shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

  SECTION 11.03.     EXPENSES; INDEMNIFICATION.

        (a) The Company shall pay (i) all out-of-pocket expenses of the Issuing Bank, including fees and disbursements of counsel, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Issuing Bank and each Bank, including (without duplication) the fees and disbursements of counsel and the allocated cost of internal counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

        (b) The Company agrees to indemnify the Issuing Bank, each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, claims, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or the Letters of Credit or any actual or proposed use of the proceeds of drawings under the Letters of Credit; PROVIDED that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

  SECTION 11.04.     SHARING OF SET-OFFS.

        Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Reimbursement Obligation held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Reimbursement Obligation held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Reimbursement Obligations held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Reimbursement Obligations held by the Banks shall be shared by the Banks pro rata; PROVIDED that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Company other than its indebtedness hereunder. The Company agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Reimbursement Obligation, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Company in the amount of such participation.

  SECTION 11.05.     AMENDMENTS AND WAIVERS.

        (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company, the Required Banks and the Issuing Bank; PROVIDED that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease any Commitment of any Bank (except for a ratable decrease in the corresponding Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Reimbursement Obligation, any interest thereon or any fees hereunder, (iii) postpone the date fixed for any payment of any Reimbursement Obligation or any fees hereunder or for the expiration of any Letter of Credit or the termination of any Commitment, (iv) release any Bonds from the lien of the Securities Pledge and Security Agreement,
(v) waive any condition specified in Section 5.01, (vi) waive any provision hereof requiring payments to the Banks to be made ratably or (vii) change the percentage of the Commitments or of the aggregate unpaid principal amount of Reimbursement Obligations, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement; PROVIDED that (x) no amendment or waiver which would change any of the material obligations of the Issuing Bank (solely in its capacity as issuer of the Letters of Credit) to the Trustee or would change the obligations of the Issuing Bank under the last sentence of Section 11.06(c) shall be effective unless (1) at least 30 days prior written notice of such amendment or waiver shall have been provided to Moody's Investors Service, Inc. and Standard and Poor's Ratings Group or (2) the Issuing Bank shall have received the written confirmation from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group that such amendment or waiver will not result in a withdrawal or reduction in the rating of the Bonds and (y) no amendment or waiver (including without limitation any such amendment or waiver described in clause (b) below) shall be effective unless a copy of such amendment or waiver substantially in the form to be entered into by the parties hereto shall have been provided to the Trustee at least five Business Days prior to the effectiveness of such amendment or waiver (unless the Trustee shall have expressly waived such requirement).

        (b) Any amendment or waiver of any provision of Articles IV and V (or any related definition) of the Morgan Credit Agreement shall be effective for purposes of Articles IV and VI of this Agreement if signed by the Company and the Required Banks hereunder in their respective capacities as "Lenders" under the Morgan Credit Agreement.

  SECTION 11.06.     SUCCESSORS AND ASSIGNS.

        (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

        (b) Any Bank may at any time grant to one or more banks or other institutions (each a "PARTICIPANT") participating interests in its Commitment or any or all of its Reimbursement Obligations. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Company and the Issuing Bank, such Bank shall remain responsible for the performance of its obligations hereunder, and the Company and the Issuing Bank shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, the Security Agreement and the Securities Pledge and Security Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company under this Agreement, the Security Agreement and the Securities Pledge and Security Agreement including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement, the Security Agreement or the Securities Pledge and Security Agreement; PROVIDED that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii) or (iv) of Section 11.05(a) without the consent of the Participant. The Company agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article X with respect to its participating interest. An assignment or other transfer which is not permitted by subsection
(c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

        (c) Any Bank may at any time assign to one or more banks or other institutions (each an "ASSIGNEE") all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000) of all of its rights and obligations under this Agreement and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit J hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Issuing Bank (but without the Company's consent); PROVIDED that no such consent shall be required if (i) the Assignee is an Affiliate of the transferor Bank and is of a credit quality equal to or better than the credit quality of the transferor Bank or (ii) the Assignee was a Bank immediately prior to such assignment. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. In connection with any such assignment, the transferor Bank shall pay to the Issuing Bank an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States or a state thereof, it shall deliver to the Company and the Issuing Bank certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 10.02. Notwithstanding the foregoing, the Issuing Bank shall not assign any of its rights or obligations hereunder unless (i) it shall have provided at least 30 days prior written notice to Moody's Investors Service, Inc. and Standard and Poor's Ratings Group or (ii) it shall have received written confirmation from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group that the credit rating assigned to the Bonds by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group, respectively, will not be reduced or withdrawn as a result of such assignment.

        (d) Any Bank may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

        (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 10.02 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or by reason of the provisions of Section 10.02 requiring such Bank to designate a different Applicable Credit Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

  SECTION 11.07.     COLLATERAL.

        Each of the Banks represents to the Issuing Bank and each of the other Banks that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

  SECTION 11.08.     GOVERNING LAW; SUBMISSION TO JURISDICTION.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SECURITY AGREEMENT, THE SECURITIES PLEDGE AND SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

  SECTION 11.09.     COUNTERPARTS; INTEGRATION.

        This Agreement may be signed in any number of coun-terparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

  SECTION 11.10.     WAIVER OF JURY TRIAL.

        EACH OF THE COMPANY, THE ISSUING BANK AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date and year first above written.



                     NATIONAL MEDICAL ENTERPRISES, INC.


                     By: /S/ TERENCE P. MCMULLEN
                         ----------------------------
                     Title:  Senior Vice President

                     2700 Colorado Avenue
                     Santa Monica, California 90404
                     Attn: Treasurer
                     Telecopy: (310) 998-6507

                     with a copy to:

                     Attn:  General Counsel
                     Telecopy: (310) 998-6688



                     BANK OF AMERICA NATIONAL TRUST
                      AND SAVINGS ASSOCIATION


                     By: /S/ WYATT R. RITCHIE
                         ----------------------------
                     Title:  Vice President



                     MORGAN GUARANTY TRUST COMPANY
                      OF NEW  YORK


                     By: /S/ ROBERT M. OSIESKI
                         ----------------------------
                     Title: Vice President

                     BANKERS TRUST COMPANY


                     By: /S/ MARY JO JOLLY
                         ----------------------------
                     Title: Assistant Vice President



                     THE BANK OF NEW YORK, as a Bank



                     By: /S/ LISA BROWN
                         ----------------------------
                     Title: Vice President



                     THE BANK OF NEW YORK, as Issuing Bank



                     By: /S/ LISA BROWN
                         ----------------------------
                     Title: Vice President


                     101 Barclay Street
                     New York, New York  10286
                     Attn: SBLC Department
                     Telecopy: (212) 815-2829

                                                                EXHIBIT A

                     FORM OF SERIES A LETTER OF CREDIT

OUR REFERENCE NO.:              DATE:
S00031638            December 6, 1994



Texas Commerce Bank National
 Association, Trustee
600 Travis, Suite 1150
Houston, TX  77002
Attention:  Corporate Trust
        Administration
      Account No. 60730-00


Ladies and Gentlemen:

I. At the request and for the account of National Medical Enterprises, Inc. (the "COMPANY"), The Bank of New York (the "BANK") hereby irrevocably establishes in favor of Texas Commerce Bank National Association (the
"TRUSTEE") for the benefit of the holders of the Series A Bonds referred to below, this direct pay Series A Letter of Credit in an aggregate amount of US $68,600,000 (SIXTY EIGHT MILLION SIX HUNDRED THOUSAND) AND 00/100 U.S. DOLLARS) (as adjusted pursuant to paragraphs 4 and 5 hereof, the "STATED AMOUNT"), available from time to time in respect of the face amount of Series A 1989 Bonds in the aggregate principal amount of $68,600,000 (the "SERIES A BONDS") issued by the Metrocrest Hospital Authority ("MHA") pursuant to and in accordance with the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of November 1, 1994 (the "INDENTURE") executed by MHA in favor of the Trustee.

II.   Funds under this Letter of Credit are available to

         (i) the Trustee, with respect to a drawing made for the payment of the principal, at maturity, by redemption, upon acceleration under Section 10.02 of the Indenture or otherwise, of the Series A Bonds (a "PRINCIPAL DRAWING"), against the sight draft(s) of the Trustee, accompanied by a written certificate purportedly signed by an authorized officer of the Trustee in the form of Annex I attached hereto, appropriately completed; and

         (ii) the Trustee, with respect to the payment of the purchase price of the Series A Bonds purchased by the Tender Agent (as such term is defined in the Indenture) for the account of the Company pursuant to Section
7.01 of the Indenture (a "TENDER DRAWING"), against the sight draft(s) of the Trustee, accompanied by a written certificate purportedly signed by an authorized officer of the Trustee in the form of Annex II attached hereto, appropriately completed. In connection with any Tender Drawing, Series A Bonds in aggregate principal amount equal to the amount of the sight draft presented by the Trustee in respect of any such drawing shall be delivered by the Trustee to the Bank or its agent or designee as promptly as practicable, and in any event within three (3) days, after any such Tender Drawing if, prior to such delivery, such Series A Bonds have not been resold by the Remarketing Agent (as such term is defined in the Indenture).

      Drafts drawn under this Letter of Credit shall state on their face "Drawn under The Bank of New York Irrevocable Letter of Credit No. S00031638 dated December 6, 1994". Presentation of each draft and certificate required hereunder must be made at the Bank's office located at 101 Barclay Street, New York, New York 10286, Attention: Manager, Standby Letter of Credit Dept., Floor 8 East, not later than April 5, 1995 (the "FINAL EXPIRATION DATE").

      All drawings under this Letter of Credit shall be paid only with funds of the Bank and not from any payments made by the Company to the Bank.

III. The Bank hereby agrees that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored by the Bank upon delivery of the documents, as specified, if presented at such office on or before the Final Expiration Date, unless this Letter of Credit is terminated earlier as provided in paragraph 9 hereof. If a drawing in respect of payment is made hereunder at or prior to 10:00 a.m., New York City time, on a Business Day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified, in immediately available funds, not later than the close of business on such Business Day. If a drawing is made after 10:00 a.m., New York City time, on a Business Day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified not later than 12:00 noon, New York City time, on the next succeeding Business Day. Payment under this Letter of Credit to the Trustee shall be transferred by fed wire transfer to Account No. 7001109635800, at

Texas Commerce Bank - Houston, ABA #1130-00609, Attention: Ms. Donna Edmundson. For purposes of this Letter of Credit, "BUSINESS DAY" shall mean any day other than (i) a Saturday or Sunday or (ii) a legal holiday or the equivalent on which banking institutions are generally authorized or required to close in New York, New York or in the city in which is located (a) the principal corporate trust office of the Trustee, the Tender Agent (as defined in the Indenture) or the principal office of the Remarketing Agent (as defined in the Indenture) or (b) the office of the Issuing Bank or of its agent at which drafts or claims for payment under the Letter of Credit are to be presented, or (iii) a day on which the New York Stock Exchange is closed.

IV. Multiple drawings may be made hereunder, provided that, subject to paragraph 5 hereof, each drawing honored by the Bank hereunder shall PRO
TANTO reduce the amount available under this Letter of Credit. Payments made in respect of any drawing (whether or not complying with the terms of this Letter of Credit) which have been deposited in any account specified in paragraph 3 hereof (or which have been received by the Trustee in another account specified by the recipient for such payment) shall automatically reduce the amount which the Trustee may draw hereunder, notwithstanding any acts or omissions, whether authorized or unauthorized, of the Trustee, or any officer, director, employee or agent of the Trustee in connection with any drawing hereunder or the proceeds thereof or otherwise in connection with this Letter of Credit.

V. Upon payment by the Bank of a Tender Drawing on any Purchase Date (as defined in the Indenture) for the purchase by the Company of any Series A Bond or Bonds, the amount available under this Letter of Credit shall be automatically reinstated, in the amount of such payment and as to such Series A Bond or Bonds, unless (i) prior to 9:00 a.m., New York City time, on such Purchase Date, the Trustee and the Remarketing Agent receive telephonic notice from the Bank, confirmed in writing at any time on the same day, that a Default or Event of Default (as such terms are defined in the Reimbursement Agreement) has occurred and is continuing under the Letter of Credit and Reimbursement Agreement, dated as of November 1, 1994, among the Company, the banks party thereto and the Bank, as issuing bank and agent (the "REIMBURSEMENT
AGREEMENT"), that the Remarketing Agent is to cease remarketing the Bonds and that the Letter of Credit will not be reinstated except as provided in Section 7.04B of the Indenture; or (ii) on any such date, there is in effect one or more letters of credit, or similar facilities providing credit and liquidity support, accepted by the Trustee before such date in substitution for this Letter of Credit.

VI. Only the Trustee may make a drawing under this Letter of Credit. Upon payment to the Trustee, as provided in paragraph 3 hereof, of the amount specified in any sight draft(s) drawn hereunder, the Bank shall be fully discharged of the Bank's obligation under this Letter of Credit with respect to such sight draft(s), and the Bank shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft(s) to the Trustee or any other person who makes or who may have made to the Trustee a demand for payment of principal of, redemption price of, or Purchase Price (as such term is defined in the Indenture) of, any Series A Bond.

VII. This Letter of Credit may not be drawn against for payment of principal of, redemption price of, or Purchase Price of any Series A Bond which is owned by MHA, the Company, NME Hospitals, the Corporation or any Guarantor (as such terms are defined in the Indenture).

VIII. This Letter of Credit is effective immediately and shall expire at 5:00 p.m., New York City time, on the Final Expiration Date, unless terminated earlier pursuant to Section 9 or unless the Final Expiration Date is extended by the Bank by delivering to the Trustee a Notice of Extension in the form of Annex IV hereto. The Bank may deliver to the Trustee a new Letter of Credit in exchange herefor, or an amendment hereto, to reflect any such extension.

IX. This Letter of Credit shall automatically terminate, and shall be delivered to the Bank for cancellation, upon the earliest to occur of the following events:

      (i) the payment by the Bank of the final drawing available to be made hereunder which is not subject to reinstatement;

      (ii) the Bank's receipt of a certificate purportedly signed by a duly authorized officer of the Trustee and a duly authorized officer of the Company stating that:

                     "The undersigned, ______________________, a duly authorized officer of Texas Commerce Bank National Association, and _______________, a duly authorized officer of National Medical Enterprises, Inc., state that no Series A Bonds remain Outstanding under the Indenture and (ii) upon receipt by The Bank of New York of this Certificate, The Bank of New York Irrevocable

                     Letter of Credit No. S00031638 shall terminate.";

       (iii) 5:00 p.m., New York City time, on the Final Expiration Date, as the same may be extended from time to time.

X. This Letter of Credit, unless otherwise expressly stated, is subject to the terms and provisions of the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication 500 (the "UNIFORM CUSTOMS"), including the provisions thereof providing that parties may expressly agree to terms and provisions other than as provided in the Uniform Customs, and, to the extent not inconsistent with the Uniform Customs, shall be governed by the laws of the State of New York, including without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of New York. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to the Bank at 101 Barclay Street, New York, New York 10286, Telecopier: (212) 349-3955, Telephone: (212) 815-3429, Attention:
Manager, Standby Letter of Credit Dept., Floor 8 East, specifically referring thereon to "The Bank of New York Irrevocable Letter of Credit No. S00031638".

XI. This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded to the Trustee under the Indenture. Transfer of the available drawing(s) under this Letter of Credit to any such transferee shall be effected by the presentation to the Bank of this original Letter of Credit and any amendments for endorsement thereof on such transfer accompanied by a transfer letter in the form attached hereto as Annex III purportedly signed by an authorized officer of the Trustee and an authorized officer of such transferee.

XII. This Letter of Credit sets forth in full the Bank's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Series A Bonds), except only the certificate(s), sight draft(s), Notice(s) of Extension and transfer letter(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s), sight draft(s), Notice(s) of Extension and transfer letter(s).

XIII. The Bank has no responsibility for determining (a) the genuineness of any documents or certificates presented in accordance herewith or (b) the authority of any officers or purported officers who execute and deliver such documents or certificates.

                                        Very truly yours,



                                        Authorized Signature

                                  ANNEX I TO
                           SERIES A LETTER OF CREDIT

                       CERTIFICATE FOR PRINCIPAL DRAWING


      The undersigned, Texas Commerce Bank National Association (the "TRUSTEE"), hereby certifies to The Bank of New York (the "BANK"), with reference to Irrevocable Letter of Credit No. S00031638 (the "LETTER OF CREDIT") issued by the Bank in favor of the Trustee, that:

      (1) The Trustee is the Trustee under the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of November 1, 1994 (the "INDENTURE"), executed by the Metrocrest Hospital Authority in favor of the Trustee.

      (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of the principal of certain Series A Bonds pursuant to
Section 4.01 of the Indenture.

      (3) The principal amount of the Series A Bonds in respect of which this draw is made is $_______________, and the amount of the sight draft accompanying this Certificate does not exceed such amount.

      (4) The amount of the sight draft accompanying this Certificate, together with the aggregate of all prior payments made pursuant to Principal Drawings under the Letter of Credit does not exceed $68,600,000.00.

      (5) The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Series A Bonds and the Indenture and does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the Series A Bonds.

      Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of ___________, 19__.


                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION, TRUSTEE


                                        By:____________________________
                                        Title: ________________________

                                  ANNEX II TO
                           SERIES A LETTER OF CREDIT

                        CERTIFICATE FOR TENDER DRAWING


      The undersigned, Texas Commerce Bank National Association (the "TRUSTEE"), hereby certifies to The Bank of New York (the "BANK"), with reference to Irrevocable Letter of Credit No. S00031638 (the "LETTER OF CREDIT") issued by the Bank in favor of the Trustee, as trustee under the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of November 1, 1994 (the "INDENTURE") executed by the Metrocrest Hospital Authority in favor of the Trustee, that:

      (1)      The Trustee is the Trustee under the Indenture.

      (2) The Trustee is making a drawing in the amount of $_______________ under the Letter of Credit to pay the Purchase Price of Series A Bonds purchased for the account of the Company pursuant to Section 4.04 of the Indenture and will cause to be delivered to the Bank, pursuant to that certain Securities Pledge and Security Agreement, dated as of November 1, 1994, within three (3) days after the date of this Certificate, Series A Bonds having an aggregate face amount equal to $_____________ if such Bonds are not resold by the Remarketing Agent prior to that time.

      (3) The amount of the sight draft accompanying this Certificate does not exceed the amount of the Purchase Price that is due and payable on the date the draft accompanying this Certificate is payable with respect to such Series A Bonds to holders thereof other than MHA or the Company.

      (4) The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Series A Bonds and the Indenture and does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the Purchase Price of Series A Bonds purchased by the Tender Agent pursuant to Section 7.01 of the Indenture.

      Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ___ day of ___________, 19___.


                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION, TRUSTEE


                                        By:____________________________
                                        Title: ________________________

                                 ANNEX III TO
                           SERIES A LETTER OF CREDIT



                          ______________, 19__


The Bank of New York
101 Barclay Street
New York, New York  10286

Attention:     Manager,
               Standby Letter of Credit Dept.
               Floor 8 East

      Re:      The Bank of New York
               Irrevocable Letter of Credit
               No. S00031638 (the "LETTER OF CREDIT")

Gentlemen:

      For value received, the undersigned beneficiary hereby irrevocably transfers to the following institution (the "TRANSFEREE"), which has succeeded to us as Trustee under the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of November 1, 1994, from the Metrocrest Hospital Authority in favor of the undersigned, all rights of the beneficiary to draw under the Letter of Credit in its entirety.

      (Name of Transferee)

      (Address)

      By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the Transferee, and the Transferee shall have the sole rights as beneficiary of the Letter of Credit, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the Transferee without necessity of any consent of or notice to us.

      The Transferee hereby directs the Bank to make all payments of drafts drawn by the Transferee under the Letter of Credit to account number ________ at
___________________________.

      The advice of such Letter of Credit is returned herewith, and the Trustee asks the Bank to endorse the transfer on the reverse thereof, and forward the Letter of Credit to the Transferee with the Bank's customary notice of transfer.

                                        Very truly yours,

SIGNATURE AUTHENTICATED                 _____________________, Trustee
_________________________
(Bank)                                  By: __________________________
                                        Title: _______________________
_________________________
(Authorized Signature)



SIGNATURE AUTHENTICATED                 _______________________________
                                        By: ____________________________
                                        Title: _________________________
_________________________                       Transferee
(Bank)

_________________________
(Authorized Signature)

                                  ANNEX IV TO
                           SERIES A LETTER OF CREDIT

                              NOTICE OF EXTENSION
                       OF LETTER OF CREDIT NO. S00031638



                                 ________________, 19__


_____________________________, Trustee
_____________________________
_____________________________
_____________________________


National Medical Enterprises, Inc.
2700 Colorado Avenue
Santa Monica, California  90404

      Re:      The Bank of New York
               Irrevocable Letter of Credit
               No. S00031638 (the "LETTER OF CREDIT")


Ladies and Gentlemen:

      The Final Expiration Date of the above-captioned Letter of Credit has been extended from ____________, 19__, to ____________, 19__.

                                        Very truly yours,

                                        THE BANK OF NEW YORK


                                        By: _______________________
                                        Name: _____________________
                                        Title: ____________________

                                                                     EXHIBIT B

                       FORM OF SERIES B LETTER OF CREDIT


OUR REFERENCE NO.:               DATE:
S00031639                 December 6, 1994



Texas Commerce Bank National
 Association, Trustee
600 Travis, Suite 1150
Houston, TX  77002
Attention:  Corporate Trust
         Administration
          Account No. 60730-00

Ladies and Gentlemen:

      A. At the request and for the account of National Medical Enterprises, Inc. (the "COMPANY"), The Bank of New York (the "BANK") hereby irrevocably establishes in favor of Texas Commerce Bank National Association (the "TRUSTEE") for the benefit of the holders of the Series B Bonds referred to below, this direct pay Series B Letter of Credit in an aggregate amount of US $22,750,000 (TWENTY TWO MILLION SEVEN HUNDRED FIFTY THOUSAND) AND 00/100 U.S. DOLLARS (as adjusted pursuant to paragraphs 4 and 5 hereof, the "STATED AMOUNT"), available from time to time in respect of the face amount of Series B 1989 Bonds in the aggregate principal amount of $22,750,000 (the "SERIES B BONDS") issued by the Metrocrest Hospital Authority ("MHA") pursuant to and in accordance with the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of November 1, 1994 (the "INDENTURE") executed by MHA in favor of the Trustee.

      B. Funds under this Letter of Credit are available to:

         1. the Trustee, with respect to a drawing made for the payment of the principal, at maturity, by redemption, upon acceleration under Section 10.02 of the Indenture or otherwise, of the Series B Bonds (a "PRINCIPAL DRAWING"), against the sight draft(s) of the Trustee, accompanied by a written certificate purportedly signed by an authorized officer of the Trustee in the form of Annex I attached hereto, appropriately completed; and the Trustee, with respect to the payment of the purchase price of the Series B Bonds purchased by the Tender Agent (as such term is defined in the Indenture) for the account of the Company pursuant to Section
7.01 of the Indenture (a "TENDER DRAWING"), against the sight draft(s) of the Trustee, accompanied by a written certificate purportedly signed by an authorized officer of the Trustee in the form of Annex II attached hereto, appropriately completed. In connection with any Tender Drawing, Series B Bonds in aggregate principal amount equal to the amount of the sight draft presented by the Trustee in respect of any such drawing shall be delivered by the Trustee to the Bank or its agent or designee as promptly as practicable, and in any event within three (3) days, after any such Tender Drawing if, prior to such delivery, such Series B Bonds have not been resold by the Remarketing Agent (as such term is defined in the Indenture).

      Drafts drawn under this Letter of Credit shall state on their face "Drawn under The Bank of New York Irrevocable Letter of Credit No. S00031639 dated December 6, 1994". Presentation of each draft and certificate required hereunder must be made at the Bank's office located at 101 Barclay Street, New York, New York 10286, Attention: Manager, Standby Letter of Credit Dept., Floor 8 East, not later than April 5, 1995 (the "FINAL EXPIRATION DATE").

      All drawings under this Letter of Credit shall be paid only with funds of the Bank and not from any payments made by the Company to the Bank.

      C. The Bank hereby agrees that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored by the Bank upon delivery of the documents, as specified, if presented at such office on or before the Final Expiration Date, unless this Letter of Credit is terminated earlier as provided in paragraph 9 hereof. If a drawing in respect of payment is made hereunder at or prior to 10:00 a.m., New York City time, on a Business Day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified, in immediately available funds, not later than the close of business on such Business Day. If a drawing is made after 10:00 a.m., New York City time, on a Business Day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified not later than 12:00 noon, New York City time, on the next succeeding Business Day. Payment under this Letter of Credit to the Trustee shall be transferred by fed wire transfer to Account No. 7001109635800, at Texas Commerce Bank - Houston, ABA #1130-00609,
Attention: Ms. Donna Edmundson.  For purposes of this Letter of Credit,

"BUSINESS DAY" shall mean any day other than (i) a Saturday or Sunday or (ii) a legal holiday or the equivalent on which banking institutions are generally authorized or required to close in New York, New York or in the city in which is located (a) the principal corporate trust office of the Trustee, the Tender Agent (as defined in the Indenture) or the principal offices of the Remarketing Agent (as defined in the Indenture) or (b) the office of the Issuing Bank or of its agent at which drafts or claims for payment under the Letter of Credit are to be presented, or (iii) a day on which the New York Stock Exchange is closed.

      D. Multiple drawings may be made hereunder, provided that, subject to paragraph 5 hereof, each drawing honored by the Bank hereunder shall PRO TANTO reduce the amount available under this Letter of Credit. Payments made in respect of any drawing (whether or not complying with the terms of this Letter of Credit) which have been deposited in any account specified in paragraph 3 hereof (or which have been received by the Trustee in another account specified by the recipient for such payment) shall automatically reduce the amount which the Trustee may draw hereunder, notwithstanding any acts or omissions, whether authorized or unauthorized, of the Trustee, or any officer, director, employee or agent of the Trustee in connection with any drawing hereunder or the proceeds thereof or otherwise in connection with this Letter of Credit.

      E. Upon payment by the Bank of a Tender Drawing on any Purchase Date (as defined in the Indenture) for the purchase by the Company of any Series B Bond or Bonds, the amount available under this Letter of Credit shall be automatically reinstated, in the amount of such payment and as to such Series B Bond or Bonds, unless (i) prior to 9:00 a.m., New York City time, on such Purchase Date, the Trustee and the Remarketing Agent receive telephonic notice from the Bank, confirmed in writing at any time on the same day, that a Default or Event of Default (as such terms are defined in the Reimbursement Agreement) has occurred and is continuing under the Letter of Credit and Reimbursement Agreement dated as of November 1, 1994, among the Company, the banks party thereto and the Bank, as issuing bank and agent (the "REIMBURSEMENT AGREEMENT"), that the Remarketing Agent is to cease remarketing the bonds and that the Letter of Credit will not be reinstated except as provided in Section
7.04 B. of the Indenture; or (ii) on any such date, there is in effect one or more letters of credit, or similar facilities providing credit and liquidity support, accepted by the Trustee before such date in substitution for this Letter of Credit.

      F. Only the Trustee may make a drawing under this Letter of

Credit. Upon payment to the Trustee, as provided in paragraph 3 hereof, of the amount specified in any sight draft(s) drawn hereunder, the Bank shall be fully discharged of the Bank's obligation under this Letter of Credit with respect to such sight draft(s), and the Bank shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft(s) to the Trustee or any other person who makes or who may have made to the Trustee a demand for payment of principal of, redemption price of, or Purchase Price (as such term is defined in the Remarketing Agreement) of, any Series B Bond.

      G. This Letter of Credit may not be drawn against for payment of principal of, redemption price of, or Purchase Price of any Series B Bond which is owned by MHA, the Company, NME Hospitals, the Corporation or any Guarantor (as such terms are defined in the Indenture).

      H. This Letter of Credit is effective immediately and shall expire at 5:00 p.m., New York City time, on the Final Expiration Date, unless terminated earlier pursuant to Section 9 or unless the Final Expiration Date is extended by the Bank by delivering to the Trustee a Notice of Extension in the form of Annex IV hereto. The Bank may deliver to the Trustee a new Letter of Credit in exchange herefor, or an amendment hereto, to reflect any such extension.

      I. This Letter of Credit shall automatically terminate, and shall be delivered to the Bank for cancellation, upon the earliest to occur of the following events:

      J. the payment by the Bank of the final drawing available to be made hereunder which is not subject to reinstatement;

      (ii) the Bank's receipt of a certificate purportedly signed by a duly authorized officer of the Trustee and a duly authorized officer of the Company stating that:

               "The undersigned, _________________, a duly authorized officer of Texas Commerce Bank National Association, and __________, a duly authorized officer of National Medical Enterprises, Inc., state that no Series B Bonds remain Outstanding under the Indenture and (ii) upon receipt by The Bank of New York of this Certificate, The Bank of New York Irrevocable Letter of Credit No. S00031639 shall terminate.";

       (iii) 5:00 p.m., New York City time, on the Final Expiration Date, as the same may be extended from time to time.

      K. This Letter of Credit, unless otherwise expressly stated, is subject to the terms and provisions of the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication 500 (the "UNIFORM CUSTOMS"), including the provisions thereof providing that parties may expressly agree to terms and provisions other than as provided in the Uniform Customs, and, to the extent not inconsistent with the Uniform Customs, shall be governed by the laws of the State of New York, including without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of New York. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to the Bank at 101 Barclay Street, New York, New York 10286, Telecopier: (212) 349-3955, Telephone: (212) 815-3429, Attention:
Manager, Standby Letter of Credit Dept., Floor 8 East, specifically referring thereon to "The Bank of New York Irrevocable Letter of Credit No. S00031639".

      L. This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded to the Trustee under the Indenture.
Transfer of the available drawing(s) under this Letter of Credit to any such transferee shall be effected by the presentation to the Bank of this original Letter of Credit and any amendments for endorsement thereof on such transfer accompanied by a transfer letter in the form attached hereto as Annex III purportedly signed by an authorized officer of the Trustee and an authorized officer of such transferee.

      M. This Letter of Credit sets forth in full the Bank's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Series B Bonds), except only the certificate(s), sight draft(s), Notice(s) of Extension and transfer letter(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s), sight draft(s), Notice(s) of Extension and transfer letter(s).

      N. The Bank has no responsibility for determining (a) the genuineness of any documents or certificates presented in accordance herewith or (b) the authority of any officers or purported officers who execute and deliver such documents or certificates.

                     Very truly yours,



                     __________________________
                         Authorized Signature

                                  ANNEX I TO
                           SERIES B LETTER OF CREDIT

                       CERTIFICATE FOR PRINCIPAL DRAWING

      The undersigned, Texas Commerce Bank National Association (the "TRUSTEE"), hereby certifies to The Bank of New York (the "BANK"), with reference to Irrevocable Letter of Credit No. S00031639 (the "LETTER OF CREDIT") issued by the Bank in favor of the Trustee, that:

      O. The Trustee is the Trustee under the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of November 1, 1994 (the "INDENTURE"), executed by the Metrocrest Hospital Authority in favor of the Trustee.

      P. The Trustee is making a drawing under the Letter of Credit with respect to the payment of the principal of certain Series B Bonds pursuant to Section
4.01 of the Indenture.

      Q. The principal amount of the Series B Bonds in respect of which this draw is made is $___________, and the amount of the sight draft accompanying this Certificate does not exceed such amount.

      R. The amount of the sight draft accompanying this Certificate, together with the aggregate of all prior payments made pursuant to Principal Drawings under the Letter of Credit does not exceed $22,750,000.

      S. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Series B Bonds and the Indenture and does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the Series B Bonds.

      Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _____________, 199_.

                     TEXAS COMMERCE BANK
                     NATIONAL ASSOCIATION, TRUSTEE


                     By:_____________________________
                     Title:__________________________

                                 ANNEX II TO
                           SERIES B LETTER OF CREDIT

                        CERTIFICATE FOR TENDER DRAWING


      The undersigned, Texas Commerce Bank National Association (the "TRUSTEE"), hereby certifies to The Bank of New York (the "BANK"), with reference to Irrevocable Letter of Credit No. S00031639 (the "LETTER OF CREDIT") issued by the Bank in favor of the Trustee, as trustee under the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of November 1, 1994 (the "INDENTURE") executed by the Metrocrest Hospital Authority in favor of the Trustee, that:

      T. The Trustee is the Trustee under the Indenture.

      U. The Trustee is making a drawing in the amount of $____________ under the Letter of Credit to pay the Purchase Price of Series B Bonds purchased for the account of the Company pursuant to Section 4.04 of the Indenture and will cause to be delivered to the Bank, pursuant to that certain Securities Pledge and Security Agreement, dated as of November 1, 1994, within three (3) days after the date of this Certificate, Series B Bonds having an aggregate face amount equal to $____________ if such Bonds are not resold by the Remarketing Agent prior to that time.

      V. The amount of the sight draft accompanying this Certificate does not exceed the amount of the Purchase Price that is due and payable on the date the draft accompanying this Certificate is payable with respect to such Series B Bonds to holders thereof other than MHA or the Company.

      W. The amount of the sight draft accompanying this Certificate was computed in accordance with the terms and conditions of the Series B Bonds and the Indenture and does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the Purchase Price of Series B Bonds purchased by the Tender Agent pursuant to Section 7.01 of the Indenture.

      Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _____________, 19__.

                     TEXAS COMMERCE BANK
                     NATIONAL ASSOCIATION, TRUSTEE



                     By:____________________________
                     Title:_________________________

                                 ANNEX III TO
                           SERIES B LETTER OF CREDIT



                     _______________________, 19__

The Bank of New York
101 Barclay Street
New York, New York  10286

Attention:     Manager,
         Standby Letter of Credit Dept.
         Floor 8 East

      Re:  The Bank of New York
           Irrevocable Letter of Credit
           No. S00031639 (the "LETTER OF CREDIT")

Gentlemen:

      For value received, the undersigned beneficiary hereby irrevocably transfers to the following institution (the "TRANSFEREE"), which has succeeded to us as Trustee under the Amended and Restated Indenture of Mortgage and Deed of Trust dated as of November 1, 1994, from the Metrocrest Hospital Authority in favor of the undersigned, all rights of the beneficiary to draw under the Letter of Credit in its entirety.

      (Name of Transferee)

      (Address)

      By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the Transferee, and the Transferee shall have the sole rights as beneficiary of the Letter of Credit, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the Transferee without necessity of any consent of or notice to us.

      The Transferee hereby directs the Bank to make all payments of drafts drawn by the Transferee under the Letter of Credit to account number _____________ at ____________________.

      The advice of such Letter of Credit is returned herewith, and the Trustee asks the Bank to endorse the transfer on the reverse thereof, and forward the Letter of Credit to the Transferee with the Bank's customary notice of transfer.


                     Very truly yours,

SIGNATURE AUTHENTICATED          ____________________, Trustee

________________________         By:__________________________
(Bank)                    Title:_______________________

________________________
(Authorized Signature)



SIGNATURE AUTHENTICATED          _____________________________
                     By:__________________________
                     Title:_______________________
                            Transferee
________________________
(Bank)


________________________
(Authorized Signature)

                                  ANNEX IV TO
                           SERIES B LETTER OF CREDIT

                              NOTICE OF EXTENSION
                       OF LETTER OF CREDIT NO. S00031639


                     ______________________, 19___


_______________________, Trustee
_______________________
_______________________
_______________________

National Medical Enterprises, Inc.
2700 Colorado Avenue
Santa Monica, California  90404

      Re:      The Bank of New York
         Irrevocable Letter of Credit
         No. S00031639 (the "LETTER OF CREDIT")

Gentlemen:

      The Final Expiration Date of the above-captioned Letter of Credit has been extended from ___________________, 19___, to ______________________, 19__.

                     Very truly yours,

                     THE BANK OF NEW YORK



                     By:____________________________
                     Name:__________________________
                     Title:_________________________

                                                                     EXHIBIT C

                    AMENDMENT OF SERIES A LETTER OF CREDIT


         Reference is made to Irrevocable Letter of Credit No. S00031638 (the "Series A L/C") issued by The Bank of New York in favor of Texas Commerce Bank National Association, Trustee.

         1. The definition of "Reimbursement Agreement" in paragraph V of the Series A L/C is amended by deleting the following words:

      Letter of Credit and Reimbursement Agreement, dated as of November 1, 1994, among the Company, the banks party thereto and the Bank, as issuing bank and agent (the "Reimbursement Agreement")

and substituting the following words:

      Amended and Restated Letter of Credit and Reimbursement Agreement, dated as of February 28, 1995, among the Company, the banks party thereto and the Bank, as issuing bank and agent (as amended from time to time, the "Reimbursement Agreement")

         IN WITNESS WHEREOF the undersigned have signed this Amendment as of March 1, 1995.


                                 THE BANK OF NEW YORK



                                 By: ______________________
                                     Title:


                                 TEXAS COMMERCE BANK
                                   NATIONAL ASSOCIATION, Trustee



                                 By: ______________________
                                     Title:

                                                                     EXHIBIT D

                    AMENDMENT OF SERIES B LETTER OF CREDIT


         Reference is made to Irrevocable Letter of Credit No. S00031639 (the "Series B L/C") issued by The Bank of New York in favor of Texas Commerce Bank National Association, Trustee.

         1. The definition of "Reimbursement Agreement" in paragraph V of the Series B L/C is amended by deleting the following words:

      Letter of Credit and Reimbursement Agreement, dated as of November 1, 1994, among the Company, the banks party thereto and the Bank, as issuing bank and agent (the "Reimbursement Agreement")

and substituting the following words:

      Amended and Restated Letter of Credit and Reimbursement Agreement, dated as of February 28, 1995, among the Company, the banks party thereto and the Bank, as issuing bank and agent (as amended from time to time, the "Reimbursement Agreement")

         IN WITNESS WHEREOF the undersigned have signed this Amendment as of March 1, 1995.


                                 THE BANK OF NEW YORK



                                 By: ______________________
                                     Title:


                                 TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION, Trustee



                                 By: ______________________

                                     Title:

                                                                     EXHIBIT E

                   SECURITIES PLEDGE AND SECURITY AGREEMENT


      This SECURITIES PLEDGE AND SECURITY AGREEMENT, dated as of November 1, 1994 ("AGREEMENT"), is made by and among National Medical Enterprises, Inc., a Nevada corporation (the "PLEDGOR"), Texas Commerce Bank National Association, as Trustee and as Bond Registrar ("REGISTRAR") under the Indenture (hereinafter defined) and The Bank of New York, as Issuing Bank under and as defined in the Reimbursement Agreement (hereinafter defined), on behalf of itself and the Banks.

      PRELIMINARY STATEMENTS:

      WHEREAS, the Metrocrest Hospital Authority (the "ISSUER") has agreed with the Pledgor to issue its first-mortgage hospital revenue bonds, Series 1989A and Series 1989B (the "BONDS"), under the Indenture of Mortgage and Deed of Trust, dated as of December 1, 1989, as amended and restated pursuant to the Amended and Restated Indenture of Mortgage and Deed of Trust, dated as of November 1, 1994 (as amended, modified or supplemented from time to time, the "INDENTURE"), between the Issuer and Texas Commerce Bank National Association, as Trustee (the "TRUSTEE"); and

      WHEREAS, in connection with the issuance of the Bonds the Pledgor has entered into a Letter of Credit and Reimbursement Agreement dated as of November 1, 1994 (as amended, modified or supplemented from time to time, the "REIMBURSEMENT AGREEMENT") with certain banks and The Bank of New York, as Issuing Bank and Agent, pursuant to which the Issuing Bank has agreed to issue its letters of credit (the "LETTERS OF CREDIT") which may be used, among other things, to pay the Purchase Price (as such term is defined in the Indenture) of Bonds that are purchased by the Pledgor pursuant to certain provisions of the Indenture and the Remarketing Agreement, dated November 1, 1994 (as amended, modified or supplemented from time to time, the "REMARKETING AGREEMENT") among the Pledgor, NME Hospitals, Inc., the Trustee, Texas Commerce Bank National Association, as Tender Agent (the "TENDER AGENT") and Merrill, Lynch,
Pierce, Fenner & Smith, Incorporated, as Remarketing Agent (the "REMARKETING Agent");

      WHEREAS, it is a condition precedent to the obligation of the Issuing Bank to issue the Letters of Credit under the Reimbursement Agreement that the Pledgor shall have entered into this Agreement, and it is a condition precedent to the effectiveness of the Reimbursement Agreement that the Pledgor shall have entered into this Agreement;

      NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce the Issuing Bank to issue the Letters of Credit, the Pledgor, the Trustee, the Registrar and the Issuing Bank hereby agree as follows:

      SECTION 1. DEFINITIONS. Terms defined in the Reimbursement Agreement and not otherwise defined herein shall have the respective meanings provided for in the Reimbursement Agreement.

      SECTION 2. PLEDGE. The Pledgor hereby pledges and grants to the Issuing Bank for the benefit of the Issuing Bank and the Banks a security interest in the following (the "PLEDGED COLLATERAL"):

         (a) all of the right, interest and title of the Pledgor in and to the Bonds and the certificates representing the Bonds, whether now owned or hereafter acquired;

         (b)   all proceeds of any and all of the foregoing Pledged Collateral;
      and

         (c) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

      SECTION 3. SECURITY FOR OBLIGATIONS. The security interest and lien granted by this Agreement secures the payment and performance of all debt, liabilities and obligations of the Pledgor to the Issuing Bank and the Banks, fixed or contingent, joint or several, now existing or hereafter arising, including but not limited to all obligations under and debt evidenced by the Reimbursement Agreement, and all obligations of the Pledgor to the Issuing Bank and the Banks now or hereafter existing under this Agreement and any other agreement or document executed in connection herewith or in connection with the Reimbursement Agreement (all such obligations and liabilities of the Pledgor being the "OBLIGATIONS").

      SECTION 4. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing any Pledged Collateral which is not remarketed pursuant to the Remarketing Agreement within three (3) days following the day on which such Pledged Collateral is acquired by the Tender Agent for the account of the Company under the Indenture, shall be delivered by the Trustee to and held by or on behalf of the Issuing Bank pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by instruments of transfer or assignment duly executed in blank, all in form and substance satisfactory to the Issuing Bank. The Issuing Bank shall have the right at any time after an Event of Default or any event that, with or without the passage of time or giving of notice (or both), would constitute an Event of Default (as hereinafter defined) shall have occurred and be continuing, (i) to transfer to or register in the name of the Issuing Bank or any of its nominees any or all of the Pledged Collateral, and (ii) to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, and the Registrar under the Indenture, agrees to so register the Pledged Collateral on written demand by the Issuing Bank.

      SECTION 5. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

         a. To the best of its knowledge, the Bonds have been duly authorized and validly issued.

         b. The Pledgor has not granted a security interest or lien in or on any of the Pledged Collateral, except for the security interest created by this Agreement.

         c. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid first priority security interest in the Pledged Collateral, securing the payment of the Obligations, which will be perfected by the delivery of possession of the Pledged Collateral (either actual or constructive possession) to the Issuing Bank or its bailee.

         d. No consent by any other Person and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is, to the best knowledge of Pledgor, required either (i) for the pledge hereunder by the Pledgor of the Pledged Collateral or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest), or (iii) for the exercise of the voting or other rights provided for in this Agreement or the remedies hereunder in respect of the Pledged Collateral (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

         e. The Pledgor has, independently and without reliance upon the Issuing Agent or the Banks and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

      SECTION 6. FURTHER ASSURANCES. The Pledgor agrees that at any time and from time to time, at its own expense, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Issuing Bank may reasonably request in good faith, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Issuing Bank to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

      SECTION 7.  VOTING RIGHTS; DIVIDEND; ETC.

         a. So long as no Event of Default (as such term is defined in the Reimbursement Agreement) shall have occurred and be continuing:

               (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Reimbursement Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Issuing Bank's reasonable judgment, such action would cause a material adverse change in the value of such Pledged Collateral.

               (ii) The Pledgor shall be entitled to receive and retain any and all payments paid in respect of the Pledged Collateral owned by it, provided, however, that any and all

               (A) payments paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral, and

               (B) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any such Pledged Collateral,

shall be, and shall be forthwith delivered to the Issuing Bank to hold as, Pledged Collateral hereunder and shall, if received by the Pledgor, be received in trust for the benefit of the Issuing Bank, be segregated from the other property or funds of the

Pledgor, and be forthwith delivered to the Issuing Bank as Pledged Collateral hereunder in the same form as so received (with any necessary endorsement or assignment).

            (iii) The Issuing Bank shall execute and deliver (or cause to be executed and delivered) to the Pledgor all proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the occurrence and during the continuance of an Event of Default (as such term is defined in the Reimbursement Agreement):

               (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 7(a)(i) hereof and to receive the payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Issuing Bank who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral hereunder such payments.

               (ii) All payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Issuing Bank, shall be segregated from other funds of the Pledgor, and be forthwith paid over to the Issuing Bank as Pledged Collateral hereunder in the same form as so received (with any necessary endorsement or assignment).

      SECTION 8. TRANSFERS AND OTHER LIENS. The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, except pursuant to the Remarketing Agreement, or (ii) create or permit to exist any lien upon or with respect to any such Pledged Collateral, except for the security interest under this Agreement.

      SECTION 9. ISSUING BANK APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby appoints the Issuing Bank the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, at any time upon the occurrence and during the continuance of any Event of

Default, to take any action and to execute any instrument which the Issuing Bank reasonably may deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any interest payment or other distribution in respect of the Pledged Collateral owned by it or any part thereof and to give full discharge for the same.

      SECTION 10. ISSUING BANK MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Issuing Bank may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Issuing Bank incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof.

      SECTION 11. ISSUING BANK'S DUTIES. The powers conferred on the Issuing Bank hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. The Issuing Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Issuing Bank accords its own property, it being understood that except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Issuing Bank shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not the Issuing Bank has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

      SECTION 12. REMEDIES UPON DEFAULT. If any Event of Default (as such term is defined in the Reimbursement Agreement) shall have occurred and be continuing:

         (a) The Issuing Bank may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Issuing Bank may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Issuing Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as shall be commercially reasonable.

The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Issuing Bank shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Issuing Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) Any cash held by the Issuing Bank as Pledged Collateral and all cash proceeds received by the Issuing Bank in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Issuing Bank, be held by the Issuing Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Issuing Bank pursuant to Section 14 hereof) in whole or in part by the Issuing Bank against all or any part of the Obligations. Any surplus of such cash or cash proceeds held by the Issuing Bank and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

      SECTION 13. REGISTRATION RIGHTS. If the Issuing Bank shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to
Section 12 hereof, and shall determine in good faith that it is necessary or advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, as from time to time amended ("Securities Act") in order to sell such Pledged Collateral in foreclosure of the security interest of the Issuing Bank, the Pledgor agrees that, upon the reasonable request of the Issuing Bank, the Pledgor will, at its own expense:

         (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Issuing Bank, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Issuing Bank, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

      (b) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws of the required states and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Issuing Bank;

      (c) cause each such issuer to make available to its security holders, as soon as practicable, an earning statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

      (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Issuing Bank by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Issuing Bank shall demand compliance with this Section.

      SECTION 14. INDEMNITY AND EXPENSES. The Pledgor agrees to indemnify each of the Issuing Bank, each Bank and the Trustee from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Issuing Bank's, such Bank's or the Trustee's, as the case may be, gross negligence or willful misconduct.

      SECTION 15. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Issuing Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 16. ADDRESSES FOR NOTICES. Unless otherwise provided herein, all notices, requests, consents, demands and other communications to any party hereto shall be in writing and shall be mailed, certified mail with return receipt requested, postage prepaid, or telegraphed, cabled, telexed, telecopied or otherwise physically delivered to its respective address as set forth in the Reimbursement Agreement, or the Indenture or, as to any party, to such other address as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder will be effective, if addressed to the Issuing Bank or the Pledgor or the Trustee as aforesaid, when mailed by certified mail, postage prepaid, return receipt requested, or upon delivery if telegraphed, cabled, telexed, telecopied or otherwise physically delivered, addressed as aforesaid.

      SECTION 17. CONTINUING SECURITY INTEREST; RELEASE. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) remain in full force and effect until payment in full of the Obligations,
(ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies hereunder, to the benefit of the Issuing Bank and its respective successors, transferees and assigns; provided however, notwithstanding the foregoing, the security interest granted herein in any Bond now owned or hereafter acquired by the Pledgor shall be deemed released with respect to such Bond if, after it is acquired by the Pledgor, it is sold by the Remarketing Agent pursuant to the Remarketing Agreement. Upon the payment in full of the Obligations and the termination and expiration of the Letters of Credit, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

      SECTION 18. SECURITY INTEREST ABSOLUTE. All rights of the Issuing Bank and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective, to the extent permitted by applicable law, of:

         (a) any lack of validity or enforceability of the Reimbursement Agreement, any other document or any other agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Reimbursement Agreement, or any other document;

         (c) any taking, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

         (d) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any part of the Obligation or any other assets of the Pledgor or any Subsidiary of the Pledgor;

         (e) any change, restructuring or termination of the corporate structure or existence of the Pledgor or any Subsidiary of the Pledgor; or

         (f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor or a third party pledgor (except for payment of the Obligations in full).

      SECTION 19.  ACTIONS BY ISSUING BANK.

      (a) The Pledgor specifically waives any notice of the creation, advancement, existence, extension or renewal of, or of any indulgence with respect to, the Obligations or any part thereof, and of nonpayment thereof or default thereon, and waives demand, protest, presentment and notice of demand, protest and presentment with respect to the Obligations, and waives notice of the amount of the Obligations outstanding at any time, and agrees that the maturity of the Obligations, and any part thereof, may be accelerated, extended or renewed by the Issuing Bank or other Persons entitled thereto in its or their discretion or as may be agreed without notice to or consent by the Pledgor.

      (b) The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Agreement, all such present and further additional security to be considered as cumulative security. Any of the collateral for, or any obligor on, any of the Obligations may be released without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Agreement as to the Pledged Collateral not expressly released, and this Agreement shall continue as a security interest and charge on all of the Pledged Collateral not expressly released until all the Obligations secured hereby have been paid in full.

      SECTION 20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

      SECTION 21. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same agreement.

      SECTION 22.  WAIVER OF JURY TRIAL.  EACH OF THE PLEDGOR, THE REGISTRAR
AND THE ISSUING BANK HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      IN WITNESS WHEREOF, each of the Pledgor, the Trustee, and the Issuing Bank have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   NATIONAL MEDICAL ENTERPRISES, INC.


                                   By:  ________________________
                                   Its: ________________________

      IN WITNESS WHEREOF, each of the Pledgor, the Trustee, and the Issuing Bank have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION, AS TRUSTEE AND
                                    AS REGISTRAR


                                   By:  ________________________
                                   Its: ________________________

      IN WITNESS WHEREOF, each of the Pledgor, the Trustee, and the Issuing Bank have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   THE BANK OF NEW YORK, AS ISSUING BANK


                                   By:  ________________________
                                   Its: ________________________

                                                                  EXHIBIT F

                           OFFICER'S CERTIFICATE
                        AS TO CONTINUED ACCURACY OF
                      REPRESENTATIONS AND NO DEFAULT


            Pursuant to Section 5.01(d) of the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of February 28, 1995 among National Medical Enterprises, Inc. (the "Company"), the Banks party thereto and The Bank of New York, as Issuing Bank and Agent (as the same may be amended from time to time, the "Agreement"), the undersigned Executive Vice President, Senior Vice President, Treasurer or Assistant Treasurer of the Company hereby certifies as follows:

            1. The representations and warranties of the Company set forth or incorporated by reference in the Agreement or which are contained in any certificate, document or financial or other statement furnished in connection with the Agreement are true and correct on and as of the date hereof with the same effect as if made on the date hereof;

            2. Immediately after the Agreement becomes effective, no Default or Event of Default (both as defined in the Agreement) will have occurred and be continuing under the Agreement.


Dated:  ____________, 1995


                                  NATIONAL MEDICAL ENTERPRISES, INC., a Nevada corporation


                                  By:_____________________________
                                      Title:

                                                               EXHIBIT I



             [Closing Date]



To:   Bank of America NT&SA
      Bankers Trust Company
      Morgan Guaranty Trust
        Company of New York and
      The Bank of New York,


      Re: Amended and Restated Credit and Reimbursement Agreement dated as of February 28, 1995 among National Medical Enterprises, Inc., the Banks and the Issuing Bank


Ladies and Gentlemen:

            We have acted as special counsel to N.M.E. International (Cayman) Limited, a Cayman Islands company ("NME (Cayman)"). Reference is made to the Security Agreement dated as of February 28, 1995 (the "Security Agreement") among National Medical Enterprises, Inc. NME (Cayman) and Morgan Guaranty Trust Company of New York, as Collateral Agent. Terms defined in the Security Agreement and not otherwise defined herein are used herein as therein defined.

            We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Based upon the foregoing, we are of the opinion that:

            (1) NME (Cayman) is a validly existing company in good standing under the law of the Cayman Islands, with requisite corporate power and legal right (i) to own and operate its properties and conduct its business as now conducted and (ii) to execute and deliver, and perform its obligations under, the Security Agreement as Collateral Agent pursuant to which NME (Cayman) will pledge the Westminster stock to NME's Banks, including, without limitation, to pledge the Westminster stock owned by it to secure the Secured Obligations (as defined in the Security Agreement);

            (2) The execution and delivery of the Security Agreement by NME (Cayman), and performance of its obligations thereunder (including, without limitation, the pledge of the Westminster stock owned by it to secure the Secured Obligations), has been duly authorized by all necessary corporate action on the part of NME (Cayman) and, upon execution of the Security Agreement by officers of NME (Cayman) then incumbent, the Security Agreement will have been duly executed by NME (Cayman);

            (3) No consents, approvals or authorizations by, or filings or recordings with, any governmental authority in the Cayman Islands is necessary to be obtained or made in connection with the execution and delivery by NME (Cayman) of the Security Agreement, or performance of its obligations thereunder, including, without limitation, the pledge by NME (Cayman) of the Westminster stock owned by it to secure the Secured Obligations;

            (4) The execution and delivery by NME (Cayman) of the Security Agreement, and performance of its obligations thereunder (including, without limitation, the pledge by NME (Cayman) of the Westminster stock owned by it to secure the Secured Obligations), does not violate any law, rule or regulation of the Cayman Islands or any Cayman Islands governmental or judicial order or decree of which we are aware to which NME (Cayman) is subject.

                                                  EXHIBIT J



                   ASSIGNMENT AND ASSUMPTION AGREEMENT



            AGREEMENT dated as of _________, 19__ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee") and THE BANK OF NEW YORK, as Issuing Bank (the "Issuing Bank").


                 W I T N E S S E T H


            WHEREAS, this Assignment and Assumption Agreement relates to the Amended and Restated Reimbursement Agreement dated as of February 28, 1995 among National Medical Enterprises, Inc., as Account Party, Bank of America National Trust and Savings Association, The Bank of New York, Bankers Trust Company and Morgan Guaranty Trust Company of New York, as Banks, and The Bank of New York, as Issuing Bank (as amended from time to time, the "Agreement");

            WHEREAS, as provided under the Agreement, the Assignor has a Commitment in an aggregate amount not to exceed $__________ to participate in the Letters of Credit issued thereunder;

            WHEREAS, as of the date hereof Reimbursement Obligations in an amount equal to $_______________ are outstanding under the Agreement;

            WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Agreement in respect of a pro-rata portion of its Commitment in an amount equal to $_______________ (the "Assigned Amount"), and the Assignee proposes to accept such assignment of such rights and assume the corresponding obligations from the Assignor;

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

            SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Agreement.

            SECTION 2. ASSIGNMENT. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Agreement with respect to its Commitment to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of a pro-rata portion of the Reimbursement Obligations outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Company and the Issuing Bank and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Agreement with a Commitment in an aggregate amount equal to the Assigned Amount and a corresponding portion of Reimbursement Obligations, (ii) the Commitment of the Assignor shall, as of the date hereof, be correspondingly reduced and the Assignor released from its obligations under the Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

            SECTION 3. PAYMENTS. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

            SECTION 4. CONSENT OF THE ISSUING BANK. This Agreement is conditioned upon the consent of the Issuing Banks pursuant to Section 11.06(c) of the Agreement.

            SECTION 5. NON-RELIANCE ON ASSIGNOR. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition or statements of the Company, the existence or value of the Collateral or the validity and enforceability of the obligations of the Company in respect of any Financing Document. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company.

            SECTION 6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 7. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                        [ASSIGNOR]


                                        By___________________
                                          Title:


                                        [ASSIGNEE]


                                        By___________________
                                          Title:


The undersigned consents to the foregoing assignment:



                                        THE BANK OF NEW YORK,
                                            as Issuing Bank


                                        By____________________
                                          Title:

                                                              SCHEDULE I

                          LIST OF COMMITMENTS



BANK                            COMMITMENT
- ----                            ----------

The Bank of New York                   $22,837,500

Bank of America National
 Trust and Savings Association          22,837,500

Bankers Trust Company                   22,837,500

Morgan Guaranty Trust
  Company of New York                   22,837,500
                                       -----------
TOTAL                                  $91,350,000
                                       -----------
                                       -----------